SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CAPITAL GROWTH FUND
FRANKLIN CUSTODIAN FUNDS, INC.
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MANAGED TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN MUTUAL SERIES FUND INC.
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO	FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN VALUE INVESTORS TRUST
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON DEVELOPING MARKETS TRUST
TEMPLETON FUNDS, INC.
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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	1.	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

PLEASE CAST YOUR VOTE NOW!

Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Franklin Templeton Money Fund
Fund, Inc.	Franklin New York Tax-Free	Trust
Franklin California Tax-Free Trust	Income Fund	Franklin Value Investors Trust
Franklin Capital Growth Fund	Franklin New York Tax-Free Trust	Institutional Fiduciary Trust
Franklin Custodian Funds, Inc.	Franklin Real Estate Securities Trust	The Money Market Portfolios
Franklin Global Trust	Franklin Strategic Mortgage	Templeton China World Fund
Franklin Gold and Precious Metals	Portfolio	Templeton Developing Markets
Fund	Franklin Strategic Series	Trust
Franklin High Income Trust	Franklin Tax-Free Trust	Templeton Funds, Inc.
Franklin Investors Securities Trust	Franklin Templeton Fund Allocator	Templeton Global Smaller
Franklin Managed Trust	Series	Companies Fund
Franklin Municipal Securities Trust	Franklin Templeton Global Trust	Templeton Income Trust
Franklin Mutual Recovery Fund	Franklin Templeton International	Templeton Institutional Funds, Inc.
Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Franklin Templeton funds listed above will be held on March 21, 2007, to vote on several important proposals that affect each fund. Please read the enclosed materials and cast your vote on the proxy card(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

The proposals for each fund have been carefully reviewed by the Board of Trustees/Directors of that fund. The Board members of a fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for protecting your interests as a shareholder. Each fund’s Board believes these proposals, as they relate to the fund, are in the best interests of shareholders. Your fund’s Board recommends that you vote for each of the proposals.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), and follow the instructions.

If you have any questions before you vote, please call [Fund Information at 1-800/DIAL BEN]. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate you placing your trust in Franklin Templeton Investments and look forward to helping you achieve your financial goals.

Sincerely,

[Name]

[Title]

Important information to help you understand
and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To elect a Board of Trustees/Directors.

2. If your fund is not already organized as a Delaware statutory trust, to approve an agreement and plan of reorganization that provides for the reorganization of the fund to a Delaware statutory trust.

3. If your fund is already organized as a Delaware statutory trust, to approve an Amended and Restated Agreement and Declaration of Trust.

4. To approve amendments to certain fundamental investment restrictions.

5. To approve the elimination of certain fundamental investment restrictions.

6. To approve the reclassification of certain investment policies as non-fundamental. [For Franklin New York Tax-Free Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Emerging Markets Series, IFT Money Market Portfolio, Franklin Templeton Hard Currency Fund and Franklin Rising Dividends Fund only.]

7. To approve the amendment of the rights and preferences of the Class B shares of Franklin Templeton Money Fund to provide for their automatic conversion to Class A shares after eight years. [For Franklin Templeton Money Fund – Class B shares only.]

Has each fund’s Board approved the proposals that relate to that fund?

Yes. The Boards have unanimously approved the proposals and recommend that you vote to approve those that apply to your fund(s).

1. To elect a Board of Trustees/Directors.

What role does the Board play?

The Board serves as the fund shareholders’ representatives. Members of the Board have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Board reviews fund performance, oversees fund activities, and reviews contractual arrangements with companies that provide services to the fund.

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What is the affiliation of the Boards and Franklin Templeton Investments?

Each Board is proposed to have have at least 75% of its members be “independent” and to have one or two “interested” members. Board members are determined to be “interested” by virtue of, among other things, their affiliation with the funds or with Franklin Templeton Investments as fund management. Independent Board members have no affiliation with Franklin Templeton Investments and are compensated by each individual fund whom they serve.

2. To approve an agreement and plan of reorganization - a “plan” – that provides for the reorganization of the fund to a Delaware statutory trust.

What is the purpose of the plan?

The purpose of the plan for a fund that is currently organized as either a Maryland corporation or as a Massachusetts business trust is to reorganize that fund into a newly organized Delaware statutory trust. The Boards of these funds believe that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. In addition, the Boards of the funds believe that it may be more efficient if all of the funds within the Franklin Templeton Investments fund complex are organized as Delaware statutory trusts.

How will such a reorganization affect my fund?

It is not anticipated that the reorganization, if approved by shareholders, would affect your investment in a fund or how the fund is managed on a day-to-day basis. The reorganization of a fund will not change its Board members, officers, investment policies or strategies or any of its service providers, including investment manager(s), or their fees.

3. To approve an Amended and Restated Agreement and Declaration of Trust – a “new Declaration of Trust.”

Why is a new Declaration of Trust recommended?

The Boards of the funds that are already organized as Delaware statutory trusts believe that having such funds have substantially the same Declaration of Trust will promote efficiency and uniformity in fund administration and, for some funds, provide their Board with increased flexibility and broader authority to act to respond more quickly to changes in competitive and regulatory conditions.

Will the new Declaration of Trust change the Board’s responsibilities or obligations to my fund?

Adoption of a new Declaration of Trust will not alter the Board members’ existing duties to act with due care and in the shareholders’ interests.

4. To approve amendments to certain fundamental investment restrictions.

What are the fundamental investment restrictions?

Each fund is subject to certain investment restrictions (for example, relating to borrowing or investing in real estate) that are considered “fundamental” because they may only be changed with shareholder approval. There are generally eight fundamental investment restrictions that each fund is required to have under the Investment Company Act of 1940.

What will be the effect of the amendments to my fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions

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across the Franklin Templeton funds. The Boards and the funds’ investment managers do not anticipate that the proposed amendments will materially change the way any fund is currently managed or operated with the exception of the proposed change to Franklin Double Tax-Free Income Fund’s policy with respect to its diversification of investments.

5. To approve the elimination of certain fundamental investment restrictions.

What are these fundamental restrictions?

Many funds are also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

What will be the effect of the elimination of such investment restrictions on my fund?

The Boards and the funds’ investment managers do not anticipate that the proposed elimination will materially change the way any fund is currently managed or operated. However, it may be easier for the fund to adapt to market or industry changes in the future because these restrictions would be eliminated.

6. To approve the reclassification of certain investment policies as non-fundamental.

What are these fundamental investment policies?

Each of Franklin New York Tax-Free Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Emerging Markets Series, IFT Money Market Portfolio, Franklin Templeton Hard Currency Fund and Franklin Rising Dividends Fund has certain fundamental investment policies that are specific to the current investment strategies of that fund. However, none of these investment policies is required to be classified as fundamental.

What will be the effect of reclassifying such investment policies as non-fundamental?

Each fund intends to continue to follow these investment policies, even if reclassified as non-fundamental. However, if in the future, competitive or regulatory changes require that such a policy be modified, a fund’s Board would be able to do so without the time and expense of having to seek shareholder approval.

7. To approve the amendment of the rights and preferences of the Class B shares of Franklin Templeton Money Fund to provide for their automatic conversion to Class A shares after eight years.

What is the automatic conversion provision? (Franklin Templeton Money Fund only)

Most mutual fund Class B shares, by their terms, automatically convert into Class A shares of that fund after a certain period of time. This allows those Class B shareholders to take advantage of the lower expenses of the Class A shares. For the Franklin Templeton funds, such conversion generally occurs after eight years. However, because Franklin Templeton Money Fund was originally created without Class A shares, its Class B shares have no conversion feature. However now Class A shares have been created and the fund’s Board believes it is in the best interests of the fund’s Class B shares that their shares automatically convert to the lower cost Class A shares after eight years.

Who is MIS Corporation?

MIS Corporation is a company not affiliated with the funds or with Franklin Templeton Investments that the funds hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a

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certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is January 5, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.________.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [Fund Information at 1-800/DIAL BEN].

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Franklin Templeton Money Fund
Fund, Inc.	Franklin New York Tax-Free	Trust
Franklin California Tax-Free Trust	Income Fund	Franklin Value Investors Trust
Franklin Capital Growth Fund	Franklin New York Tax-Free Trust	Institutional Fiduciary Trust
Franklin Custodian Funds, Inc.	Franklin Real Estate Securities Trust	The Money Market Portfolios
Franklin Global Trust	Franklin Strategic Mortgage	Templeton China World Fund
Franklin Gold and Precious Metals	Portfolio	Templeton Developing Markets
Fund	Franklin Strategic Series	Trust
Franklin High Income Trust	Franklin Tax-Free Trust	Templeton Funds, Inc.
Franklin Investors Securities Trust	Franklin Templeton Fund Allocator	Templeton Global Smaller
Franklin Managed Trust	Series	Companies Fund
Franklin Municipal Securities Trust	Franklin Templeton Global Trust	Templeton Income Trust
Franklin Mutual Recovery Fund	Franklin Templeton International	Templeton Institutional Funds, Inc.
Trust

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Joint Meeting of Shareholders of the Franklin, Templeton and Mutual Series registered investment companies listed above, including their various series (the “Funds”) scheduled for March 21, 2007 at [__:00 _.m., Pacific Time]. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Joint Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” such Proposal(s). If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted “FOR” all Proposals.

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) and return it (them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Fund, you will receive a proxy card FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card you receive.

     We welcome your comments. If you have any questions, call [Fund Information at 1-800-DIAL BEN® (1-800-342-5236)].

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet,
24 hours a day. If your account is eligible, separate instructions are enclosed.

Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Franklin Templeton Money Fund
Fund, Inc.	Franklin New York Tax-Free	Trust
Franklin California Tax-Free Trust	Income Fund	Franklin Value Investors Trust
Franklin Capital Growth Fund	Franklin New York Tax-Free Trust	Institutional Fiduciary Trust
Franklin Custodian Funds, Inc.	Franklin Real Estate Securities Trust	The Money Market Portfolios
Franklin Global Trust	Franklin Strategic Mortgage	Templeton China World Fund
Franklin Gold and Precious Metals	Portfolio	Templeton Developing Markets
Fund	Franklin Strategic Series	Trust
Franklin High Income Trust	Franklin Tax-Free Trust	Templeton Funds, Inc.
Franklin Investors Securities Trust	Franklin Templeton Fund Allocator	Templeton Global Smaller
Franklin Managed Trust	Series	Companies Fund
Franklin Municipal Securities Trust	Franklin Templeton Global Trust	Templeton Income Trust
Franklin Mutual Recovery Fund	Franklin Templeton International	Templeton Institutional Funds, Inc.
Trust

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

     A Special Joint Meeting of Shareholders (the “Meeting”) of certain U.S. registered Franklin, Templeton and Mutual Series Funds listed above (together the “Funds,” and, each, a “Fund”)1 will be held at the Funds’ offices located at One Franklin Parkway, San Mateo, California 94403-1906 on March 21, 2007 at [__:00 _.m., Pacific Time].

During the Meeting, shareholders of the Funds will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees or Board of Directors, as appropriate, for each Fund.

2.	For the following Funds, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund to a Delaware statutory trust:

Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Institutional Fiduciary Trust
Fund, Inc.	Franklin New York Tax-Free Trust	Templeton Funds, Inc.
Franklin California Tax-Free Trust	Franklin Tax-Free Trust	Templeton Income Trust
Franklin Custodian Funds, Inc.	Franklin Value Investors Trust	Templeton Institutional Funds, Inc.
Franklin Investors Securities Trust

3.	For the following Funds, to approve an Amended and Restated Agreement and Declaration of Trust:

Franklin Capital Growth Fund	Franklin Mutual Recovery Fund	Franklin Templeton Fund Allocator
Franklin Global Trust	Franklin New York Tax-Free Income	Series
Franklin Gold and Precious Metals	Fund	Franklin Templeton Global Trust
Fund	Franklin Real Estate Securities Trust	Franklin Templeton International Trust
Franklin High Income Trust	Franklin Strategic Mortgage Portfolio	Franklin Templeton Money Fund Trust
Franklin Managed Trust	Franklin Strategic Series	The Money Market Portfolios
Franklin Municipal Securities Trust
____________________

1	Along with Franklin Templeton Variable Insurance Products Trust, Franklin Federal Tax-Free Income Fund, Franklin Money Fund, Franklin Tax-Exempt Money Fund and Templeton Growth Fund, Inc., which are issuing separate proxy solicitation materials.

4.	For the Funds listed on Exhibit L-1, to approve amendments to certain fundamental investment restrictions of such Funds (includes eight (8) Sub-Proposals) as follows:

	(a)	To amend the fundamental investment restrictions regarding borrowing.

	(b)	To amend the fundamental investment restrictions regarding underwriting.

	(c)	To amend the fundamental investment restrictions regarding lending.

	(d)	To amend the fundamental investment restrictions regarding investments in real estate.

	(e)	To amend the fundamental investment restrictions regarding investments in commodities.

	(f)	To amend the fundamental investment restrictions regarding issuing senior securities.

	(g)	To amend the fundamental investment restrictions regarding industry concentration.

	(h)	To amend the fundamental investment restrictions regarding diversification of investments.

5.	For the Funds listed on Exhibit N-1, to approve the elimination of certain fundamental investment restrictions.

6.	For Franklin New York Tax-Free Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Emerging Markets Series, IFT Money Market Portfolio, Franklin Templeton Hard Currency Fund and Franklin Rising Dividends Fund, to approve the reclassification of certain investment policies as non-fundamental.

7.	For Franklin Templeton Money Fund (Class B shareholders only), to approve the amendment of the rights and preferences of the Class B shares to provide for their automatic conversion to Class A shares after eight years.

By Order of the Board of Trustees/Board of Directors,

Craig S. Tyle
Vice President

January __, 2007

     Please sign and promptly return all of the proxy cards you receive in the enclosed self-addressed envelope regardless of the number of shares you own.

PROXY STATEMENT

TABLE OF CONTENTS

			Page
Information About Voting			1
Proposal	1:	To Elect a Board of Trustees/Directors	3
Proposal	2:	To Approve an Agreement and Plan of Reorganization that provides for the
		reorganization of the Fund to a Delaware statutory trust	32
Proposal	3:	To Approve an Amended and Restated Agreement and Declaration of Trust	36
Introduction to Proposals 4 and 5			37
Proposal	4:	To Approve Amendments to Certain of the Funds’ Fundamental Investment Restrictions
		(this Proposal involves separate votes on Sub-Proposals 4a-4h)	38
	Sub-Proposal 4a:	To amend the fundamental investment restrictions regarding borrowing	38
	Sub-Proposal 4b:	To amend the fundamental investment restrictions regarding underwriting	39
	Sub-Proposal 4c:	To amend the fundamental investment restrictions regarding lending	40
	Sub-Proposal 4d:	To amend the fundamental investment restrictions regarding investments
		in real estate	41
	Sub-Proposal 4e:	To amend the fundamental investment restrictions regarding investments in
		commodities	42
	Sub-Proposal 4f:	To amend the fundamental investment restrictions regarding issuing senior
		securities	43
	Sub-Proposal 4g:	To amend the fundamental investment restrictions regarding industry
		concentration	44
	Sub-Proposal 4h:	To amend the fundamental investment restrictions regarding diversification of
		investments	46
Proposal	5:	To Approve the Elimination of Certain Fundamental Investment Restrictions	48
Proposal	6:	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental	51
Proposal	7:	To Approve the Amendment of the Rights and Preferences of the Class B Shares of Franklin
		Templeton Money Fund	53
Additional Information About the Funds			54
Audit Committees			56
Further Information About Voting and the Meeting			60

EXHIBITS

Exhibit	A	—	Nominating Committee Membership	A-1
Exhibit	B-1	—	Nominating Committee Charter for all Funds (except Franklin Mutual Series Fund Inc.
			and Franklin Mutual Recovery Fund)	B-1-1
Exhibit	B-2	—	Nominating and Corporate Governance Committee Charter for Franklin Mutual
			Series Fund Inc. and Franklin Mutual Recovery Fund	B-2-1
Exhibit	C	—	Boards and the Funds/Series to be Supervised by such Board	C-1
Exhibit	D	—	Board and Committee Fees	D-1
Exhibit	E	—	Aggregate Board Compensation	E-1
Exhibit	F	—	Additional Executive Officers	F-1
Exhibit	G	—	Form of Agreement and Plan of Reorganization	G-1
Exhibit	H-1	—	A Comparison of Governing Documents and State Law (Massachusetts)	H-1-1
Exhibit	H-2	—	A Comparison of Governing Documents and State Law (Maryland)	H-2-1
Exhibit	I	—	Form of Amended and Restated Agreement and Declaration of Trust	I-1
Exhibit	J	—	A Comparison of Governing Documents	J-1

Exhibit	K	—	Form of Amended and Restated Agreement and Declaration of Trust for Franklin Mutual
			Recovery Fund	K-1
Exhibit	L-1	—	Fundamental Investment Restrictions Proposed to be Amended	L-1-1
Exhibit	L-2	—	Text of Fundamental Investment Restrictions Proposed to be Amended	L-2-1
Exhibit	M	—	Comparison of Current and Proposed Fundamental Investment Restrictions Regarding
			Industry Concentration	M-1
Exhibit	N-1	—	Fundamental Investment Restrictions Proposed to be Eliminated	N-1-1
Exhibit	N-2	—	Text of Fundamental Investment Restrictions Proposed to be Eliminated	N-2-1
Exhibit	O	—	Proposed Resolutions for Franklin Templeton Money Fund	O-1
Exhibit	P	—	Investment Managers to the Funds	P-1
Exhibit	Q	—	Outstanding Shares as of November 30, 2006	Q-1
Exhibit	R	—	Principal Holders of Shares as of November 30, 2006	R-1
Exhibit	S	—	Audit Fee Information	S-1
Exhibit	T	—	Audit Committee Charter for Franklin Mutual Recovery Fund	T-1
Exhibit	U	—	Votes Necessary to Approve the Proposals	U-1

Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Franklin Templeton Money Fund
Fund, Inc.	Franklin New York Tax-Free	Trust
Franklin California Tax-Free Trust	Income Fund	Franklin Value Investors Trust
Franklin Capital Growth Fund	Franklin New York Tax-Free Trust	Institutional Fiduciary Trust
Franklin Custodian Funds, Inc.	Franklin Real Estate Securities Trust	The Money Market Portfolios
Franklin Global Trust	Franklin Strategic Mortgage	Templeton China World Fund
Franklin Gold and Precious Metals	Portfolio	Templeton Developing Markets
Fund	Franklin Strategic Series	Trust
Franklin High Income Trust	Franklin Tax-Free Trust	Templeton Funds, Inc.
Franklin Investors Securities Trust	Franklin Templeton Fund Allocator	Templeton Global Smaller Companies
Franklin Managed Trust	Series	Fund
Franklin Municipal Securities Trust	Franklin Templeton Global Trust	Templeton Income Trust
Franklin Mutual Recovery Fund	Franklin Templeton International	Templeton Institutional Funds, Inc.
Trust

PROXY STATEMENT

tINFORMATION ABOUT VOTING

   Who is asking for my vote?

     The Boards of Trustees/Directors of the U.S. registered Franklin Templeton funds listed above (collectively, the “Funds” and, individually, a “Fund”), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on March 21, 2007 (the “Meeting”), have requested your vote on several matters.

     In addition, if you are a shareholder of Franklin Templeton Money Fund or of Money Market Portfolio or Franklin Cash Reserves Portfolio (two series of Institutional Fiduciary Trust), each of which is a “feeder fund,” you are being requested to provide voting instructions to such Fund on how it should vote the shares it owns in The Money Market Portfolio, as the “master portfolio,” as more fully described below under “On what issues am I being asked to vote? – Master-Feeder Fund Structure.”

   Who is eligible to vote?

     Shareholders of record at the close of business on January 5, 2007, are entitled to be present and to vote at the Meeting or any adjourned Meeting (and, in the case of shareholders of a feeder fund, to provide voting instructions to such feeder fund). Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. The Notice of Special Joint Meeting, the proxy cards, voting instruction cards and the proxy statement were first mailed to shareholders of record on or about January [5,] 2007.

   On what issues am I being asked to vote?

     Shareholders are being asked to vote on the following Proposals:

1.	For each Fund, to elect a Board of Trustees or Board of Directors, as applicable, of the Fund;

2.	For the following Funds (that are currently organized either as Maryland corporations or Massachusetts business trusts), to approve an Agreement and Plan of Reorganization that provides for the reorganization of that Fund to a newly created Delaware statutory trust:

Franklin California Tax-Free Income	Franklin Mutual Series Fund Inc.	Institutional Fiduciary Trust
Fund, Inc.	Franklin New York Tax-Free Trust	Templeton Funds, Inc.
Franklin California Tax-Free Trust	Franklin Tax-Free Trust	Templeton Income Trust
Franklin Custodian Funds, Inc.	Franklin Value Investors Trust	Templeton Institutional Funds, Inc.
Franklin Investors Securities Trust

      (these Funds are referred to in this proxy statement as the “Non-Delaware Funds”);

3.	For the following Funds (that are currently organized as Delaware statutory trusts), to approve an Amended and Restated Agreement and Declaration of Trust:

Franklin Capital Growth Fund	Franklin Mutual Recovery Fund	Franklin Templeton Fund Allocator
Franklin Global Trust	Franklin New York Tax-Free	Series
Franklin Gold and Precious Metals	Income Fund	Franklin Templeton Global Trust
Fund	Franklin Real Estate Securities Trust	Franklin Templeton International
Franklin High Income Trust	Franklin Strategic Mortgage	Trust
Franklin Managed Trust	Portfolio	Franklin Templeton Money Fund
Franklin Municipal Securities Trust	Franklin Strategic Series	Trust
The Money Market Portfolios

     (these Funds are referred to in this proxy statement as the “original Delaware Funds”);

4.	To approve amendments to certain fundamental investment restrictions of the Funds, as more fully specified in Exhibits L-1 and L-2 to this proxy statement (includes eight (8) Sub-Proposals);

5.	To approve the elimination of certain fundamental investment restrictions of the Funds, as more fully specified in Exhibits N-1 and N-2 to this proxy statement;

6.	To approve the reclassification of certain investment policies as non-fundamental for those Funds listed under Proposal 6 in this proxy statement; and

7.	To approve amendments to the rights and preferences of the Class B shares of Franklin Templeton Money Fund to provide for the automatic conversion of such Class B shares into Class A shares after eight years.

     Master-Feeder Fund Structure. Each of Franklin Templeton Money Fund, IFT Money Market Portfolio and Franklin Cash Reserves Portfolio (individually, a “Feeder Fund” and together, the “Feeder Funds”) operates in a master-feeder arrangement in which each Feeder Fund invests all of its assets in The Money Market Portfolio (the “Master Portfolio”). As shareholders in the Master Portfolio, the Feeder Funds have been asked to vote on the proposals described in this proxy statement as they relate to the Master Portfolio. Under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to master-feeder arrangements, each Feeder Fund must vote its Master Portfolio shares in accordance with voting instructions of such Feeder Fund’s shareholders. As a result, in addition to your vote on these proposals as they relate to a Fund in which you own shares, the Boards of the Feeder Funds need your voting instructions on these matters as to how your Feeder Fund should vote its Master Portfolio shares.

     Each Feeder Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Feeder Funds. The Master Portfolio invests directly in securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder fund arrangements, the Feeder Funds’ voting rights with respect to the Master Portfolio shares that they hold must be passed through to the Feeder Funds’ own shareholders. As a result, if you are a shareholder of a Feeder Fund, you will be asked to give such Feeder Fund voting instructions as to how the Feeder Fund should vote its shares of the Master Portfolio. The other Feeder Funds of the Master Portfolio will also vote their Master Portfolio shares in accordance with the voting instructions of their respective shareholders with respect to the approval of the Proposals for the Master Portfolio.

   How does the Board of my Fund recommend that I vote?

     The Boards of the Funds unanimously recommend that you vote:

1.	[For all Funds] FOR the election of all nominees as Trustees or Directors, as applicable, of the Fund;

2.	[For all non-Delaware Funds] FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund to a Delaware statutory trust;

3.	[For all original Delaware Funds] FOR the approval of an Amended and Restated Agreement and Declaration of Trust;

4.	[For each of the Funds listed on Exhibit L-1 to this proxy statement] FOR the approval of each of the proposed amendments to certain of the Fund’s fundamental investment restrictions;

5.	[For each of the Funds listed on Exhibit N-1 to this proxy statement] FOR the approval of the elimination of certain of the Fund’s fundamental investment restrictions;

6.	[For each of the Funds listed under Proposal 6 of this proxy statement] FOR the reclassification of certain fundamental investment policies as non-fundamental; and

7.	[For Class B shareholders of Franklin Templeton Money Fund] FOR the amendment of the rights and preferences of the Class B shares to provide for their automatic conversion into Class A shares after eight years.

   How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card(s). If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted as you indicate. However, with respect to any Proposal on which you are entitled to vote but for which you do not specify a vote, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your shares will be voted FOR all Proposals on which you are entitled to vote.

   May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   What if my shares are held in a brokerage account?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy card, you may need to forward your written revocation or a later-dated proxy to your broker rather than to the appropriate Fund.

tTHE PROPOSALS

    PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES/DIRECTORS

   How are nominees selected?

     The Board of Trustees or Directors (as applicable) of each Fund (the “Board”) has a Nominating Committee2 consisting of the individuals as shown on Exhibit A to this proxy statement, none of whom is an “interested person”
____________________

2	For Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund, the Nominating Committee’s full name is the Nominating and Corporate Governance Committee. For purposes of this proxy statement, each such Committee is referred to simply as the “Nominating Committee.”

of that Fund as that term is defined in the 1940 Act. Board members who are not interested persons of a Fund are referred to as the “Independent Board Members,” and Board members who are interested persons of a Fund are referred to as the “Interested Board Members.”

     Each Fund’s Nominating Committee is responsible for selecting candidates to serve as Board members for that Fund and recommending such candidates (a) for selection and nomination as Independent Board Members by the incumbent Independent Board Members and the full Board; and (b) for selection and nomination as Interested Board Members by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Board Member (1) that such candidate be independent from relationships with the Fund’s investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

     When a Fund’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Fund’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. A Fund’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Board Member, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Board member of the Fund if so nominated and elected/appointed.

     A Fund’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     Each Board has adopted and approved a formal written Charter for its Nominating Committee. Copies of the Charters are attached to this proxy statement as Exhibits B-1 (for all Funds other than Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund) and B-2 (for Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund).

   Which Board supervises my Fund(s) and who are the nominees?

     The Franklin Templeton Funds have a number of separate Boards. Most of the nominees currently serve on several Boards. In some instances, a Fund has more than one underlying series, which are also supervised by that Fund’s Board. Shareholders of each Fund are being asked to vote only for the election of the Board Members that will supervise their Fund. Each Board, the Fund(s) that it will supervise and the nominees for such Board are listed below. We have noted by footnote which of the nominees are not presently serving on a Fund’s Board to which they have been nominated. For a complete listing of each Board and the Funds and each series thereof that it will supervise, see Exhibit C to this proxy statement.

Funds To Be Supervised by Board I

Fund	Nominees for Board I
Franklin California Tax-Free Trustab	Independent Board Nominees:
Harris J. Ashton
Franklin Capital Growth Fund[a]	Robert F. Carlson
Sam L. Ginn[c]
Edith E. Holiday
Franklin Global Trust	Frank W. T. LaHaye
Frank A. Olson
Franklin Gold and Precious Metals Fund[a]	Larry D. Thompson[c]
John B. Wilson
Franklin Municipal Securities Trust[a]
Interested Board Nominees:
Franklin New York Tax-Free Trustbd	Charles B. Johnson
Gregory E. Johnson[c]
Franklin Real Estate Securities Trust[b]

Franklin Strategic Mortgage Portfolioabd

Franklin Tax-Free Trustad

Franklin Templeton Fund Allocator Series[b]

Franklin Templeton Global Trust[b]

Franklin Templeton International Trustab

Franklin Templeton Money Fund Trust[d]

Institutional Fiduciary Trust[d]

The Money Market Portfoliosbd

a Mr. Carlson does not currently serve on this Fund’s Board.
b Mr. Olson does not currently serve on this Fund’s Board.
c Messrs. Ginn, Thompson and Gregory E. Johnson do not currently serve on the Boards of any of the Funds to be supervised by Board I.
d Mr. Wilson does not currently serve on this Fund’s Board.

Funds To Be Supervised by Board II

Fund	Nominees for Board II
Franklin California Tax-Free Income Fund, Inc.ab	Independent Board Nominees:
Harris J. Ashton
Franklin Custodian Funds, Inc. ab	Robert F. Carlson
Sam L. Ginn[d]
Edith E. Holiday
Franklin High Income Trust ce	Frank W. T. LaHaye
Frank A. Olson
Franklin Investors Securities Trust[a]	Larry D. Thompson[d]
John B. Wilson[d]
Franklin New York Tax-Free Income Fund ab
Interested Board Nominees:
Franklin Strategic Seriesac	Charles B. Johnson
Rupert H. Johnson, Jr.

a Mr. Carlson does not currently serve on this Fund’s Board.
b Mr. LaHaye does not currently serve on this Fund’s Board.
c Mr. Olson does not currently serve on this Fund’s Board.
d Messrs. Ginn, Thompson and Wilson do not currently serve on the Boards of any of the Funds to be supervised by Board II, except that Mr. Wilson currently serves on the Board of Franklin Strategic Series.
e Mr. Charles B. Johnson does not currently serve on this Fund’s Board.

Funds To Be Supervised by Board III

Fund	Nominees for Board III
Templeton China World Fund	Independent Board Nominees:
Harris J. Ashton
Templeton Developing Markets Trust	Frank J. Crothers
Edith E. Holiday
Templeton Global Smaller Companies Fund	David W. Niemiec
Frank A. Olson
Templeton Income Trust	Larry D. Thompson
Constantine D. Tseretopoulos
Templeton Institutional Funds, Inc.	Robert E. Wade[a]

Interested Board Nominees:
Charles B. Johnson
Gregory E. Johnson[b]

a Mr. Wade does not currently serve on the Board of Templeton Institutional Funds, Inc.
b Mr. Gregory E. Johnson does not currently serve on the Board of any Fund to be supervised by Board III.

Fund To Be Supervised by Board IV

Fund	Nominees for Board IV
Templeton Funds, Inc.	Independent Board Nominees:
Harris J. Ashton
Frank J. Crothers
Edith E. Holiday
David W. Niemiec
Frank A. Olson
Larry D. Thompson
Constantine D. Tseretopoulos
Robert E. Wade

Interested Board Nominees:
Charles B. Johnson
Rupert H. Johnson, Jr.

Funds To Be Supervised by Board V

Fund	Nominees for Board V
Franklin Managed Trust	Independent Board Nominees:
Frank T. Crohn
Franklin Value Investors Trust	Charles Rubens II
Leonard Rubin
Burton J. Greenwald
Robert E. Wade

Interested Board Nominee:
William J. Lippman

Funds To Be Supervised by Board VI

Fund	Nominees for Board VI
Franklin Mutual Series Fund Inc.	Independent Board Nominees:
Edward I. Altman
Franklin Mutual Recovery Fund	Ann Torre Bates
Burton J. Greenwald
Bruce A. MacPherson
Charles Rubens II
Leonard Rubin
Robert E. Wade

Interested Board Nominees:
Gregory E. Johnson[a]
Peter A. Langerman[a]

a Messrs. Gregory E. Johnson and Langerman do not currently serve on the Boards of the Funds to be supervised by Board VI.

     All of the nominees, other than Messrs. Ginn, Gregory E. Johnson and Langerman, are currently members of one or more of the Boards to which they have been nominated, except as noted in the tables above by footnote. If elected, each nominee will hold office until the next meeting of shareholders at which Board Members are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. All of the current nominees, other than Messrs. Ginn, Gregory E. Johnson and Langerman, are Board members of one or more Funds and other Franklin® funds and/or Templeton® funds. Among the current nominees, Charles B. Johnson, Gregory E. Johnson, Rupert H. Johnson, Jr., William J. Lippman and Peter A. Langerman are deemed to be Interested Board Nominees. Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Board Members.

     Some of the nominees for a Fund, although they currently serve on the Fund’s Board, are standing for election by shareholders of that Fund for the first time. Set forth in the table below are the nominees who are standing for election by shareholders for the first time (and are not otherwise an executive officer of such Fund), the Board(s) to which they are nominated to serve and the person(s) who initially recommended them for consideration as nominees for Board membership:

Independent	Fund(s) for which Nominee is to be elected by
Board Nominees:	shareholders for the first time:	Recommended by:
Harris J. Ashton	Franklin High Income Trust	An incumbent Independent Board Member
Robert F. Carlson

Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Custodian Funds, Inc., Franklin Gold and Precious Metals Fund, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios

An incumbent Independent Board Member
Sam L. Ginn	Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Custodian Funds, Inc., Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios	An Executive Officer of Franklin Resources, Inc.

Independent	Fund(s) for which Nominee is to be elected by
Board Nominees:	shareholders for the first time:	Recommended by:
Edith E. Holiday

Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Custodian Funds, Inc., Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios

An incumbent Independent Board Member

	Templeton Institutional Funds, Inc.	An incumbent Interested Board Member
Burton J. Greenwald	Franklin Managed Trust, Franklin Value Investors Trust and Franklin Mutual Series Fund Inc.	An Executive Officer of Franklin Resources, Inc.
Frank W. T. LaHaye	Franklin California Tax-Free Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin High Income Trust and Franklin New York Tax-Free Income Fund	An incumbent Independent Board Member
David W. Niemiec	Templeton China World Fund, Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds, Inc.	An incumbent Interested Board Member
Frank A. Olson

Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Custodian Funds, Inc., Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust, The Money Market Portfolios, Templeton Developing Markets Trust and Templeton Institutional Funds, Inc.

An incumbent Independent Board Member
Charles Rubens II	Franklin Mutual Series Fund Inc.	An incumbent Interested Board Member

Independent	Fund(s) for which Nominee is to be elected by
Board Nominees:	shareholders for the first time:	Recommended by:
Larry D. Thompson

Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Custodian Funds, Inc., Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust, The Money Market Portfolios,  Templeton China World Fund, Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds, Inc.

An incumbent Independent Board Member
Robert E. Wade

Franklin Managed Trust, Franklin Value Investors Trust, Templeton China World Fund, Templeton Developing Market Trust, Templeton Funds, Inc., Templeton Global Smaller Companies Fund and Templeton Income Trust

An Executive Officer of Franklin Resources, Inc.

	Templeton Institutional Funds, Inc.	An incumbent Independent Board Member
John B. Wilson

Franklin Capital Growth Fund, Franklin Gold and Precious Metals Fund, Franklin Municipal Securities Trust, Franklin Real Estate Securities Trust, Franklin Strategic Series, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust and Franklin Templeton International Trust

An Executive Officer of Franklin Resources, Inc.

Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Global Trust, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin Tax-Free Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios

An incumbent Independent Board Member
Interested Board
Nominees:
Charles B. Johnson	Franklin High Income Trust	Executive Officers of Franklin Resources, Inc.

Independent	Fund(s) for which Nominee is to be elected by
Board Nominees:	shareholders for the first time:	Recommended by:
Gregory E. Johnson

Franklin California Tax-Free Trust, Franklin Capital Growth Fund, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust, The Money Market Portfolios, Templeton China World Fund, Templeton Developing Markets Trust, Templeton Global Smaller Companies Fund, Templeton Income Trust, Templeton Institutional Funds, Inc., Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund

Executive Officers of Franklin Resources, Inc.

     Listed below, beside the name and year of birth of each nominee, are the Board(s) (indicated by number) on which they serve or are nominated to serve, their positions and length of service on the Board(s), their principal occupations during the past five years (their titles may have varied during that period), the number of Fund portfolios in the Franklin Templeton Investments fund complex that they oversee (if applicable) and other board memberships they hold.

     Certain nominees and current Interested Board Members hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately [17.1%] and [14.5%], respectively, of its outstanding shares as of [September 30, 2006]. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Gregory E. Johnson. There are no other family relationships among any of the Board nominees.

Independent Board Nominees:

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Edward I. Altman, Ph.D. (1941)	Board Member	Since 1987	7	Director, A.T.D. Inc.
101 John F. Kennedy Parkway				(financial technology and
Short Hills, NJ 07078-2789	Board VI			investment company).

Principal Occupation During Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common Retirement Fund; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Harris J. Ashton (1932)	Board Member	Since 1976	143	Director, Bar-S Foods
One Franklin Parkway				(meat packing company).
San Mateo, CA 94403-1906	Boards I-IV

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Board Member	Since 1994	7	Independent Director,
101 John F. Kennedy Parkway				SLM Corporation (Sallie Mae)
Short Hills, NJ 07078-2789	Board VI			and Allied Capital Corporation
(financial services).

Principal Occupation During Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and, prior thereto, Vice President and Treasurer, US Airways, Inc.

Robert F. Carlson (1928)	Board Member/	Since 1982	121	None
One Franklin Parkway	Nominee
San Mateo, CA 94403-1906
Boards I and II

Principal Occupation During Past 5 Years:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Frank T. Crohn (1924)	Board Member	Since 1986	6	Formerly, Director, Unity
One Franklin Parkway				Mutual Life Insurance
San Mateo, CA 94403-1906	Board V			Company (until May 2006).

Principal Occupation During Past 5 Years:
Chairman, Eastport Lobster & Fish Company; and formerly, Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Frank J. Crothers (1944)	Board Member	Since 1990	20	None
500 East Broward Blvd.
Suite 2100	Boards III and
Fort Lauderdale, FL	IV
33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company Ltd.; Director of various other business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).

Sam L. Ginn (1937)	Nominee	N/A	[118]	Director, Chevron Corporation
One Franklin Parkway				(global energy company) and
San Mateo, CA 94403-1906	Boards I and II			ICO Global Communications
(Holdings) Limited (satellite
company).

Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of ther Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
Burton J. Greenwald (1929)	Board Member	Since 2001	13	Director, Fiduciary Emerging
One Franklin Parkway				Markets Bond Fund PLC and
San Mateo, CA 94403-1906	Boards V and VI			Fiduciary International Ireland
Limited.

Principal Occupation During Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Edith E. Holiday (1952)	Board Member	Since 1996	143	Director, Hess Corporation
One Franklin Parkway				(formerly, Amerada Hess
San Mateo, CA 94403-1906	Boards I-IV			Corporation) (exploration and
refining of oil and gas), H.J.
Heinz Company (processed
foods and allied products),
RTI International Metals, Inc.
(manufacture and distribution
of titanium), Canadian National
Railway (railroad) and White
Mountains Insurance Group,
Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989- 1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929)	Board Member/	Since 1960	123	Director, Center for
One Franklin Parkway	Nominee			Creative Land Recycling
San Mateo, CA 94403-1906				(redevelopment).
Boards I and II

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
Bruce A. MacPherson (1930)	Board Member	Since 1974	7	None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789	Board VI

Principal Occupation During Past 5 Years: Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
David W. Niemiec (1949)	Board Member	Since 2005	20	Director, Emeritus Corporation
500 East Broward Blvd.				(assisted living) and OSI
Suite 2100	Boards III and			Pharmaceuticals, Inc.
Fort Lauderdale, FL	IV			(pharmaceutical products).
33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Frank A. Olson (1932)	Board Member/	Since 2003	135	Director, Hess Corporation
One Franklin Parkway	Nominee			(formerly, Amerada Hess
San Mateo, CA 94403-1906				Corporation) (exploration
	Boards I-IV			and refining of oil and gas)
and Sentient Jet (private
jet service); and formerly,
Director, Becton Dickinson
and Company (medical
technology), Cooper Industries,
Inc. (electrical products and
tools and hardware), Health
Net, Inc. (formerly, Foundation
Health) (integrated managed
care), The Hertz Corporation
(car rental), Pacific Southwest
Airlines, The RCA Corporation,
Unicom (formerly,
Commonwealth Edison), UAL
Corporation (airlines) and
White Mountains Insurance
Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Charles Rubens II (1930)	Board Member	Since 1986	13	None
One Franklin Parkway
San Mateo, CA 94403-1906	Boards V and VI

Principal Occupation During Past 5 Years: Private investor.
Leonard Rubin (1925)	Board Member	Since 1986	13	None
One Franklin Parkway
San Mateo, CA 94403-1906	Boards V and VI

Principal Occupation During Past 5 Years:
Partner in LDR Equities, LLC (manages personal investments); and formerly, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
Larry D. Thompson (1945)	Board Member/	Since 2005	115	None
500 East Broward Blvd.	Nominee
Suite 2100
Fort Lauderdale, FL	Boards I-IV
33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954)	Board Member	Since 1990	20	None
500 East Broward Blvd.
Suite 2100	Boards III and
Fort Lauderdale, FL	IV
33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); Director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Board Member/	Board Member	33	Director, El Oro and
One Franklin Parkway	Nominee	since 1991 and		Exploration Co., p.l.c.
San Mateo, CA 94403-1906	(Chairman of	Chairman of		(investments) and ARC
	the Board of	the Board of		Wireless Solutions, Inc.
	Franklin Mutual	Franklin Mutual		(wireless components and
	Series Fund Inc.	Series Fund Inc.		network products).
	and Franklin	and Franklin
	Mutual Recovery	Mutual Recovery
	Fund)	Fund since 2005

Boards III-VI

Principal Occupation During Past 5 Years: Practicing attorney.

Number of
Fund Portfolios
in Franklin
Templeton
Investments
Fund Complex
Overseen or To
	Position		be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
John B. Wilson (1959)	Board Member/	Since February	99	None
One Franklin Parkway	Nominee	2006
San Mateo, CA 94403-1906
Boards I and II

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996- 2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).

Interested Board Nominees:

Number of
Portfolios in
Fund Complex
Overseen or To
	Position		Be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
***Charles B. Johnson (1933)	Board Member	Board Member	142	None
One Franklin Parkway	/Nominee	since 1969
San Mateo, CA	Boards I - IV
94403-1906
	Chairman of the	Chairman of the
	Board for various	Board since 1993
Funds A

	President and	President since
	Chief Executive	1983 and
	Officer - Investment	Chief Executive
	Management for	Officer -
	various FundsB	Investment
Management
since 2002

	Vice President for	Vice President
	various Funds A	since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Number of
Portfolios in
Fund Complex
Overseen or To
	Position		Be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
***Gregory E. Johnson (1961)	Nominee for Boards	Not Applicable	105	Not Applicable
One Franklin Parkway	I, III and VI
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President and Chief Executive Officer, Franklin Resources, Inc.; President and Director, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
***Rupert H. Johnson, Jr. (1940)	Current Board	Board Member	126	None
One Franklin Parkway	Member of Boards	since 1978
San Mateo, CA	I, II and IV
94403-1906
	President and	President since
	Chief Executive	1989 and Chief
	Officer-Investment	Executive Officer-
	Management for	Investment Management
	various Funds A	since 2002

Vice President
Since 1982

Vice President for
various Funds C

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
***Peter A. Langerman (1955)	Nominee for Board	Not Applicable	[8]	Not Applicable
101 John F. Kennedy	VI
Parkway
Short Hills, NJ	President, and	Since 2005
07078-2702	Chief Executive
Officer – Investment
Management for
Franklin Mutual
Series Fund Inc. and
Franklin Mutual
Recovery Fund

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and formerly, Director, New Jersey’s Division of Investment.

Number of
Portfolios in
Fund Complex
Overseen or To
	Position		Be Overseen
	and Board(s) to	Length of Time	by Board
Name, Year of Birth and Address	Which Nominated	Served*	Member**	Other Directorships Held
***William J. Lippman (1925)	Board Member	Board Member	6	None
One Parker Plaza, 9th Floor	Board V	since 1986
Fort Lee, NJ 07024-2920
	President and	President since
	Chief Executive	1986 and Chief
	Officer - Investment	Executive Officer
	Management for	- Investment
	Franklin Managed	Management
	Trust and Franklin	since 2002
Value Investors
Trust

Principal Occupation During Past 5 Years:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.

*	If a Board member has served for different periods of time for different Funds, the earliest applicable date is shown.

**	We base the number of fund portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These fund portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

***	The 1940 Act limits the percentage of interested persons that can comprise a Fund’s Board. Messrs. Charles B. Johnson, Gregory E. Johnson, Rupert H. Johnson, Jr., Peter A. Langerman and William J. Lippman are “interested persons” of the Funds as defined by the 1940 Act due to their positions as officers and directors and shareholders of Resources, which is the parent company of the Funds’ investment managers and distributor, and their position with various Funds and/or the Funds’ investment managers.

A	Mr. Charles B. Johnson serves as Chairman of the Board and Mr. Rupert H. Johnson, Jr. serves as President and Chief Executive Officer – Investment Management for the following Funds: Franklin California Tax- Free Trust, Franklin Capital Growth Fund, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios. Mr. Charles B. Johnson also serves as Chairman of the Board of Franklin Investors Securities Trust and Chairman of the Board and Vice President of each Templeton Fund. [3] Mr. Rupert H. Johnson, Jr. also serves as President and Chief Executive Officer – Investment Management for Franklin High Income Trust.

B	Mr. Charles B. Johnson serves as President and Chief Executive Officer – Investment Management for the following Funds: Franklin California Tax-Free Income Fund, Inc., Franklin Custodian Funds, Inc. and Franklin New York Tax-Free Income Fund.

C	Mr. Rupert H. Johnson, Jr. serves as Vice President of Franklin Investors Trust, Franklin Managed Trust, Franklin New York Tax-Free Income Fund, Franklin Value Investors Securities Trust and each Templeton Fund.
____________________
3	For purposes of this proxy statement, the “Templeton Funds” refer to Templeton China World Fund, Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds, Inc.

   How often does a Fund’s Board meet and what are Board Members paid?

     The role of a Fund’s Board is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Boards of the Templeton Funds, Mutual Series Funds4, Franklin Value Investors Trust, Franklin Managed Trust and Franklin Global Trust anticipate meeting at least five times during the current fiscal year, and the Boards of the other Franklin Funds5 generally anticipate meeting at least nine times during the current fiscal year, and more frequently as necessary. The Boards also oversee the services furnished to the Funds by the investment managers to the Funds (together, the “Investment Managers”) and various other service providers. All of the Independent Board Members serve as Board Members of more than one Fund and, in some cases, of other Franklin Templeton funds which are not participating in the Meeting, many of which hold meetings at different dates and times.

     The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Fund to obtain, at a relatively modest cost to each separate Fund, the services of high caliber, experienced and knowledgeable Independent Board Members who can bring their experience and talents to, and effectively oversee the management of, several Funds.

     Each nominee for Board member currently in office attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Board member served during such Fund’s most recent fiscal year. The number of meetings held by the Audit and Nominating Committees of each Fund during such Fund’s last fiscal year (ended on or before September 30, 2006) are set forth in Exhibit D to this proxy statement. None of the Funds currently has a formal policy regarding Board members’ attendance at annual shareholders’ meetings. None of the Funds held, or were required to hold, an annual meeting at which Board members were elected during its last fiscal year.

     Independent Board Members are reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund in Franklin Templeton Investments for which they serve as a Board member. Certain Interested Board Members and officers of the Funds are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the Franklin Templeton funds. The Investment Managers or their affiliates pay the salaries and expenses of the officers. Except with respect to certain Board members of the Mutual Series Funds (who are vested in a discontinued retirement plan), no Fund maintains or provides pension or retirement benefits to its Board members.

     Each Independent Board Member is compensated by each of the Funds on which he/she serves as a member of the Board. The Interested Board Members are not compensated for their services as Board members by the Funds. Generally, each Independent Board Member receives (i) a quarterly or monthly fee and/or an annual retainer and (ii) a fee for each meeting attended from each Fund for which he or she is a Board member. The current fees paid by each Fund are set forth in Exhibit D hereto. The fees payable to Independent Board Members by some of the Funds are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other Boards within the Franklin Templeton Investments fund complex. The compensation of the Independent Board Members of the Funds is established by the Independent Board Members of such Funds.

     Some Independent Board Members of Franklin Mutual Series Fund Inc. also may in the future receive payments pursuant to a retirement plan, approved in 1993, that generally provides payments to Independent Board Members who have served seven years and retire at age 70. At the time of retirement, Franklin Mutual Series Fund Inc. Independent Board Members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement; however, the plan does not cover Board members whose terms of office began in 1996 or later.
____________________
4	For purposes of this proxy statement, the “Mutual Series Funds” refer to Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund.
5	For purposes of this proxy statement, the “Franklin Funds” refer to all of the Funds except the Templeton Funds and the Mutual Series Funds. In addition, the Boards of the following Franklin Funds only anticipate meeting four times a year: Franklin Strategic Mortgage Portfolio, Franklin Templeton International Trust, Franklin Real Estate Securities Trust, Franklin Municipal Securities Trust, Franklin Templeton Global Trust and Franklin Templeton Fund Allocator Series.

     Independent Board Members serving on the Audit Committee of one or more Funds and other Franklin Templeton funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to each such Fund. In addition, each Independent Board Member who serves as chairperson of the Audit Committee of one or more Funds receives an additional fee of between $5,000 and $20,000 per year ($1,250 for Franklin Mutual Series Fund Inc.), a portion of which is allocated to each Franklin Templeton fund for which they serve as Audit Committee Chairperson. Except for the Mutual Series Funds, members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.

     The following table identifies the amount each Independent Board Member received from each Fund and from the Franklin Templeton Investments fund complex as a whole during the 12 months ended September 30, 2006, as well as the estimated annual benefits, if any, upon retirement.

					Number of Boards
					within Franklin
		Pension or		Total	Templeton
		Retirement		Compensation	Investment Fund
		Benefits	Estimated	from Franklin	Complex on
	Aggregate	Accrued as	Annual	Templeton	which the Board
Independent Board	Compensation	Part of Fund	Benefits Upon	Investments Fund	Member
Member	from the Funds	Expenses	Retirement	Complex*	Serves**
Edward I. Altman, PhD.	See Exhibit E	[None]	[$31,500][1]	$101,000	2
Harris J. Ashton	See Exhibit E	None	None	409,531	41
Ann Torre Bates	See Exhibit E	[None]	[$31,500][1]	114,750	2
Robert F. Carlson	See Exhibit E	None	None	129,633	14
Frank T. Crohn	See Exhibit E	None	None	74,000	2
Frank J. Crothers	See Exhibit E	None	None	155,950	14
S. Joseph Fortunato***	See Exhibit E	None	None	403,624	N/A
Sam L. Ginn****	None	None	None	None	N/A
Burton J. Greenwald	See Exhibit E	None	None	158,000	4
Edith E. Holiday	See Exhibit E	None	None	422,530	42
Frank W.T. LaHaye	See Exhibit E	None	None	255,569	25
Gordon S. Macklin*****	See Exhibit E	None	None	409,527	N/A
Bruce A. MacPherson	See Exhibit E	[None]	[$31,500][1]	89,000	2
Fred R. Millsaps******	See Exhibit E	None	None	61,762	N/A
David W. Niemiec	See Exhibit E	None	None	153,950	14
Frank A. Olson	See Exhibit E	None	None	358,773	29
Charles Rubens II	See Exhibit E	None	None	154,000	4
Leonard Rubin	See Exhibit E	None	None	158,000	4
Larry D. Thompson	See Exhibit E	None	None	140,750	14
Constantine D. Tseretopoulos	See Exhibit E	None	None	155,950	14
Robert E. Wade	See Exhibit E	[None]	[$60,000][1]	310,621	17
John B. Wilson	See Exhibit E	None	None	81,442	14

*	Compensation received for the 12 months ended September 30, 2006.

**	We base the number of Boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series within each investment company for which the Board members are responsible. The Franklin Templeton Investments Fund Complex currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.

***	Mr. Fortunato retired from the Board of those Funds for which he served as an Independent Board Member effective as of close of business September 5, 2006.

****	Mr. Ginn is a nominee for Independent Board Member and has not yet served on any Fund’s Board.

*****	Mr. Macklin retired from the Board of those Funds for which he served as an Independent Board Member effective as of close of business September 12, 2006.

******	Mr. Millsaps retired from the Board of those Funds for which he served as an Independent Board Member effective as of close of business December 31, 2005.

[1]	Based upon the current annual retainer.

     Board members of the Franklin funds (other than Franklin Value Investors Trust and Franklin Managed Trust) and of the Templeton funds historically have followed a policy of having substantial investments in one or more of the Franklin or Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized for the Franklin funds (other than Franklin Value Investors Trust and Franklin Managed Trust) and Templeton Funds through the adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding Committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding Committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

     The Boards of Franklin Value Investors Trust, Franklin Managed Trust and the Mutual Series Funds in 2006 approved substantially the same investment policy with respect to Independent Board Members’ investments in shares of those Funds. There is a phase-in provision for compliance.

     The following tables provide the dollar range of equity securities of the Funds (including the underlying series or portfolio thereof, if any) and of all funds in the Franklin Templeton Investments fund complex overseen by the Board nominees that are beneficially owned by them as of November 30, 2006:

Aggregate Dollar Range of Equity
Securities in all Portfolios Overseen
	Dollar Range of Equity Securities	by the Board Member in Franklin
Name of Board Member	in Fund/Fund Name[6]	Templeton Fund Complex
Independent Board Members:
Edward I. Altman, Ph.D	Franklin Mutual Series Fund Inc.	Over $100,000
$50,001-$100,000/Mutual Beacon Fund
Over $100,000/Mutual Discovery Fund
Over $100,000/Mutual Qualified Fund
Over $100,000/Mutual Shares Fund

$50,001-$100,000/Franklin Mutual Recovery
Fund

Harris J. Ashton	Franklin Custodian Funds, Inc.	Over $100,000
$1-$10,000/Growth Fund
Over $100,000/Income Fund
Over $100,000/U.S. Government Securities Fund

$10,001-$50,000/Franklin Capital Growth Fund

Franklin Global Trust
Over $100,000/International Smaller Companies
Growth Fund

Franklin Investor Securities Trust
$1-$10,000/Adjustable U.S. Government
Securities Fund
$1-$10,000/Floating Rate Daily Access Fund
Over $100,000/Limited Maturity
U.S. Government Securities Fund
$10,001-$50,000/Equity Income Fund
____________________
6	For any other Fund or series thereof overseen by the Board member that is not listed, the amount owned is none.

Franklin Tax-Free Trust
Over $100,000/Insured Tax-Free Income Fund

$10,001-$50,000/Franklin Real Estate Securities
Trust

$1-$10,000/Templeton China World Fund

$50,001-$100,000/Templeton Developing
Markets Trust

Templeton Funds, Inc.
Over $100,000/World Fund
Over $100,000/Foreign Fund

Over $100,000/Templeton Global Smaller
Companies Fund

Templeton Income Trust
$50,001-$100,000/Templeton Global Bond Fund

Ann Torre Bates	Franklin Mutual Series Fund Inc.	Over $100,000
$50,001-$100,000/Mutual Shares Fund
$50,001-$100,000/Mutual Discovery Fund
$50,001-$100,000/Mutual European Fund
$10,001-$50,000/Mutual Beacon Fund
$10,001-$50,000/Mutual Qualified Fund
$10,001-$50,000/Mutual Financial Services Fund

Robert F. Carlson	Over $100,000/Franklin High	Over $100,000
Income Trust

$10,001-$50,000/Franklin Real Estate Securities
Trust

Frank J. Crohn	Franklin Value Investors Trust	Over $100,000
Over $100,000/Balance Sheet Fund
$50,001-$100,000/Large Cap
Value Fund
Over $100,000/MicroCap Value
Fund
$50,001-$100,000/MidCap Value Fund
Over $100,000/Small Cap Value Fund

$50,001-$100,000/Franklin
Managed Trust

Frank J. Crothers	Over $100,000 [to be added]	Over $100,000

Sam L. Ginn	[to be added]	Over $100,000

Burton J. Greenwald	Over $100,000/Franklin Managed Trust	Over $100,000

Franklin Value Investors Trust
Over $100,000/Balance Sheet Fund
Over $100,000/MidCap Value Fund

Franklin Mutual Series Fund Inc.
Over $100,000/Mutual Discovery Fund
Over $100,000/Mutual Shares Fund

Over $100,000/Franklin Mutual
Recovery Fund

Edith E. Holiday	Franklin Custodian Funds, Inc.	Over $100,000
$1-$10,000/Growth Fund
$10,001-$50,000/Utilities Fund
$10,001-$50,000/U.S. Government Securities
Fund

$10,001-$50,000/Franklin Capital Growth Fund

$1-$10,000/Franklin High Income Trust

Franklin Investors Securities Trust
$10,001-$50,000/Adjustable U.S. Government
Securities Fund
$1-$10,000/Floating Rate Daily Access Fund
$10,001-$50,000/Limited Maturity U.S.
Government Securities Fund
$10,001-$50,000/Equity Income Fund

Franklin Strategic Series
$1-$10,000/Small-Mid Cap Fund
$10,001-$50,000/Biotechnology Discovery Fund

Franklin Tax-Free Trust
$10,001-$50,000/High Yield Tax-Free Income Fund
Over $100,000/Federal
Intermediate-Term Tax-Free Income Fund
$10,001-$50,000/Federal Limited-Term Tax-Free
Income Fund

Franklin Templeton Fund Allocator Series
$10,001-$50,000/Growth Target Fund

$10,001-$50,000/Templeton Developing Markets
Trust

Templeton Funds, Inc.
$10,001-$50,000/World Fund
$50,001-$100,000/Foreign Fund

Templeton Income Trust
Over $100,000/Templeton Global Bond Fund

Frank W.T. LaHaye	Franklin California Tax-Free Trust	Over $100,000
$1-$10,000/California Insured Tax-
Free Income Fund
$1-$10,000/ California Intermediate-
Term Tax-Free Income Fund

$10,001-$50,000/Franklin Capital Growth Fund

$1-$10,000/Franklin Gold and
Precious Metals Fund

Over $100,000/Franklin High Income Trust

Franklin Investors Securities Trust
$1-$10,000/Adjustable U.S. Government Securities Fund
$1-$10,000/Convertible Securities Fund
$1-$10,000/Equity Income Fund
$1-$10,000/Limited Maturity U.S. Government
Securities Fund

$1 - $10,000/Franklin Real Estate Securities
Trust

$1 - $10,000/Franklin Strategic Mortgage
Portfolio

Franklin Strategic Series
$10,001-$50,000/Flex Cap Growth Fund
$10,001-$50,000/Small-Mid Cap Fund

Franklin Tax-Free Trust
$1-$10,000/High Yield Tax-Free Income Fund

$1-$10,000/Franklin Templeton International
Trust

$1-$10,000/Franklin Templeton Global Trust

Bruce A. MacPherson	Franklin Mutual Series Fund Inc.	Over $100,000
Over $100,000/Mutual Discovery Fund
Over $100,000/Mutual Beacon Fund

David W. Niemiec	Over $100,000/Templeton Global Smaller Companies Fund	Over $100,000

Frank A. Olson	Franklin Custodian Funds, Inc.	Over $100,000
Over $100,000/Franklin Income Fund

Charles Rubens II	Franklin Managed Trust	Over $100,000
Over $100,000/Franklin Rising Dividends Fund

Franklin Value Investors Trust
Over $100,000/Balance Sheet Fund
Over $100,000/Large Cap Value Fund
Over $100,000/MicroCap Value Fund
Over $100,000/MidCap Value Fund
Over $100,000/Small Cap Value Fund
Franklin Mutual Series Fund Inc.
Over $100,000/Mutual Beacon
Over $100,000/Mutual Discovery
Over $100,000/Mutual European
Over $100,000/Mutual Qualified
Over $100,000/Mutual Shares
Over $100,000/Mutual Financial Services

Over $100,000/Franklin Mutual Recovery Fund

Leonard Rubin	Franklin Managed Trust	Over $100,000
Over $100,000/Franklin Rising Dividends Fund

Franklin Value Investors Trust
Over $100,000/Balance Sheet Fund
Over $100,000/Large Cap Value Fund
Over $100,000/MicroCap Value Fund
Over $100,000/MidCap Value Fund
Over $100,000/Small Cap Value Fund

Franklin Mutual Series Fund Inc.
$50,001-$100,000/Mutual Beacon Fund
$50,001-$100,000/Mutual Discovery Fund
Over $100,000/Mutual European Fund
Over $100,000/Mutual Financial Services Fund

$10,001-$50,000/Franklin Mutual Recovery Fund

Larry D. Thompson	$10,001-$50,000/Templeton Developing Markets	Over $100,000
Trust

Templeton Funds, Inc.
$10,001-$50,000/Templeton World Fund

Templeton Income Trust
$50,001-$100,000/Templeton Global Bond Fund

Constantine D. Tseretopoulos	Over $100,000/Templeton Developing Markets	Over $100,000
Trust

Templeton Funds, Inc.
Over $100,000/Templeton World Fund
Over $100,000/Templeton Foreign Fund

Robert E. Wade	$50,001-$100,000/Franklin Managed Trust	Over $100,000

Franklin Value Investors Trust
$50,001-100,000/Balance Sheet Fund
$50,001-100,000/Large Cap Value Fund
Over $100,000/MicroCap Value Fund
$50,001-$100,000/MidCap Value Fund
$10,001-$50,000/Small Cap Value Fund

Franklin Mutual Series Fund Inc.
Over $100,000/Mutual Beacon Fund
Over $100,000/Mutual Discovery Fund
Over $100,000/Mutual European Fund
Over $100,000/Mutual Shares Fund
$50,001-$100,000/Mutual Financial Services
Fund

Over $100,000/Franklin Mutual Recovery Fund

$10,001- $50,000/Templeton Developing Markets
Trust

John B. Wilson	$50,001-$100,000/Franklin Gold and Precious	Over $100,000
Metals Fund

Franklin Strategic Series
$50,001-$100,000/Natural Resources Fund
$10,001-$50,000/Small-Mid Cap Growth Fund

Interested Board Members

Charles B. Johnson	Over $100,000/California Tax-Free	Over $100,000
Income Fund

Over $100,000/Franklin Capital Growth Fund

Franklin Custodian Funds, Inc.
Over $100,000/DynaTech Fund
Over $100,000/Growth Fund
Over $100,000/Income Fund
$50,001-$100,000/U.S. Government
Securities Fund
Over $100,000/Utilities Fund

Franklin California Tax-Free Trust
Over $100,000/Tax-Exempt Money Fund

$50,001-$100,000/Franklin Gold and
Precious Metals Fund

Franklin Global Trust
Over $100,000/Fiduciary Large
Capitalization Growth and Income Fund

Franklin Investors Securities Trust
$1-$10,000/Adjustable U.S. Government
Securities Fund
$10,001-$50,000/Convertible Securities Fund
Over $100,000/Floating Rate Daily
Access Fund
$1-$10,000/Limited Maturity U.S.
Government Securities Fund
$10,001-$50,000/Total Return Fund

$10,001-$50,000/Franklin Real Estate
Securities Trust

Franklin Strategic Series
$1-$10,000/Small Mid-Cap Fund

Institutional Fiduciary Trust
Over $100,000/Money Market Portfolio

$10,001-$50,000/Templeton China World Fund

Over $100,000/Templeton Developing
Markets Trust
Templeton Funds, Inc.
$10,001-$50,000/Foreign Fund
$1-$10,000/Templeton Global Smaller Companies Fund

Templeton Income Trust $1-$10,000/Templeton Global Bond Fund

Gregory E. Johnson	Over $100,000/Franklin California Tax-Free	Over $100,000
Trust

Franklin Mutual Series Fund Inc.
Over $100,000/Mutual Discovery Fund

$10,001-$50,000/Franklin Templeton
International Trust

Institutional Fiduciary Trust
Over $100,000/[to be added]

Over $100,000/Templeton Developing
Markets Trust

Rupert H. Johnson, Jr.	Over $100,000/California Tax-Free	Over $100,000
Income Fund

Over $100,000/Franklin Capital Growth Fund

Franklin Custodian Funds, Inc.
Over $100,000/DynaTech Fund
Over $100,000/Growth Fund
Over $10,001-$50,000/Income Fund
$1-$10,000/Utilities Fund

Franklin California Tax-Free Trust
Over $100,000/Tax-Exempt Money Fund
Over $100,000/Franklin High Income Trust

Franklin Investors Securities Trust
$50,001-$100,000/Equity Income Fund

Franklin Strategic Series
Over $100,000/Aggressive Growth Fund
Over $100,000/Small Mid-Cap Fund
Over $100,000/Flex-Cap Growth Fund
Over $100,000/Global Healthcare Fund
Over $100,000/Blue Chip Fund
Over $100,000/Biotechnology Discovery
Fund

$50,001-$100,000/Franklin Templeton
International Trust

Institutional Fiduciary Trust
Over $100,000/Money Market Portfolio

Templeton Funds, Inc.
Over $100,000/Templeton World Fund
Over $100,000/Templeton Foreign Fund

Peter A. Langerman	Franklin Mutual Series Fund Inc.	Over $100,000
Over $100,000/Mutual Beacon Fund
Over $100,000/Mutual Discovery Fund
Over $100,000/Mutual European Fund
Over $100,000/Mutual Qualified Fund
Over $100,000/Mutual Shares Fund
Over $100,000/Mutual Financial Services Fund

Over $100,000/Franklin Mutual Recovery Fund

William J. Lippman	Over $100,000/Franklin Managed Trust	Over $100,000

Franklin Value Investors Trust
Over $100,000/Balance Sheet Fund
$50,001-100,000/Large Cap Value Fund
Over $100,000/MicroCap Value Fund
$50,001-$100,000/MidCap Value Fund
Over $100,000/Small Cap Value Fund

Franklin Mutual Series Fund Inc.
$10,001-$50,000/Mutual Beacon Fund
$10,001-$50,000/Mutual Discovery Fund
$10,001-$50,000/Mutual European Fund
$10,001-$50,000/Mutual Qualified Fund
$10,001-$50,000/Mutual Shares Fund
$10,001-$50,000/Mutual Financial Services Fund

$10,001-$50,000/Franklin Mutual
Recovery Fund

   Who are the Executive Officers of the Funds?

     Officers of the Funds are appointed by their respective Boards and serve at the pleasure of the Board. Listed below for the Executive Officers that are common to all or many of the Funds are their names, years of birth and addresses, as well as their positions and length of service with the Funds, and principal occupations during the past five years.

Executive Officers Common to the Funds:

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Charles B. Johnson	Current Board Member for Boards I	Board member since 1969
– IV (except for Franklin High Income
Trust)

	Chairman of the Board of various	Chairman of the Board since 1993
Funds **

	President and Chief Executive Officer-	President since 1983
	Investment Management for various	Chief Executive Officer – Investment
	Funds***	Management since 2002

	Vice President for various Funds**	Vice President since 1992

Please refer to the table “Interested Board Nominees” for additional information about Mr. Charles B. Johnson.
Rupert H. Johnson, Jr.	Current Board Member for Boards I,	Board member since 1983
II and IV

	President and Chief Executive Officer	President since 1989 and Chief
	– Investment Management for various	Executive Officer–Investment
	Funds**	Management since 2002

	Vice President for various Funds****	Vice President since 1982

Please refer to the table “Interested Board Nominees” for additional information about Mr. Rupert H. Johnson, Jr.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*

James M. Davis (1952)	Chief Compliance Officer and Vice	Chief Compliance Officer since
One Franklin Parkway	President – AML Compliance	2004 and Vice President – AML
San Mateo, CA 94403-1906		Compliance since February 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
Jimmy D. Gambill (1947)	Senior Vice President and Chief	Since 2002
500 East Broward Blvd.	Executive Officer – Finance and
Suite 2100	Administration
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
David P. Goss (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
Barbara J. Green (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
Karen L. Skidmore (1952)	Vice President, Secretary and/	Vice President since February 2006
One Franklin Parkway	or Assistant Secretary (with the
San Mateo, CA 94403-1906	exception of the Templeton Funds)	Secretary since April 2006

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds
Annuity Company; and officer of 30 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955)	Secretary of the Mutual Series Funds	Since 2005
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin Templeton Investments.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Robert C. Rosselot (1960)	Secretary of the Templeton Funds	Since 2004
500 East Broward Blvd.
Suite 2100 Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960)	Vice President	Since 2005
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
Galen G. Vetter (1951)	Chief Financial Officer and Chief	Since 2004
500 East Broward Blvd.	Accounting Officer
Suite 2100
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

**

Mr. Charles B. Johnson serves as Chairman of the Board and Mr. Rupert H. Johnson, Jr. serves as President and Chief Executive Officer – Investment Management for the following Funds: Franklin California Tax- Free Trust, Franklin Capital Growth Fund, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Fund Allocator Series, Franklin Templeton Global Trust, Franklin Templeton International Trust, Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust and The Money Market Portfolios. Mr. Charles B. Johnson also serves as Chairman of the Board of Franklin Investors Securities Trust and Chairman of the Board and Vice President of each Templeton Fund. Mr. Rupert H. Johnson, Jr. also serves as President and Chief Executive Officer – Investment Management for Franklin High Income Trust.

***

Mr. Charles B. Johnson serves as President and Chief Executive Officer – Investment Management for the following Funds: Franklin California Tax-Free Income Fund, Inc., Franklin Custodian Funds, Inc. and Franklin New York Tax-Free Income Fund.

****

Mr. Rupert H. Johnson, Jr. serves as Vice President of Franklin Investors Trust, Franklin Managed Trust, Franklin New York Tax-Free Income Fund, Franklin Value Investors Securities Trust and each Templeton Fund.

Additional Executive Officers

     In addition to the common Executive Officers listed above, each Fund has additional Executive Officers which are set forth in Exhibit F – Additional Executive Officers to this proxy statement. The additional Executive Officers often serve in the same capacity for multiple Funds. If an Executive Officer has held an office for different Funds for different periods of time, the earliest applicable date is shown.

   What are the Standing Committees of the Boards?

     In addition to the Nominating Committee, each Board has a standing Audit Committee, which is discussed below in this proxy statement under “AUDIT COMMITTEES.”

     Also, the Boards of the Mutual Series Funds each have a Compensation and Performance Committee (together, the “Compensation Committee”). The Compensation Committee is generally responsible for recommending compensation and meeting fees for Independent Board Members and for evaluating their Board performance. The Compensation Committee also is generally responsible for administering the provisions of the retirement plan for the Independent Board Members of Franklin Mutual Series Fund Inc., which was terminated for new Independent Board Members in November 1996, but remains applicable to Independent Board Members elected prior thereto, subject to the vesting provisions of the plan. The Compensation Committee is composed of Edward I. Altman, Ann Torre Bates, Charles Rubens II (Chair) and Robert E. Wade. The Compensation Committees met one time during the most recent fiscal year.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH
OF THE NOMINEES TO THE BOARD.

PROPOSAL 2:	TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE FUND TO A DELAWARE STATUTORY TRUST

     The Board of each of the Non-Delaware Funds unanimously recommends that the shareholders of such Fund approve an Agreement and Plan of Reorganization (a “Delaware Plan”), substantially in the form attached to this Proxy Statement as Exhibit G, that would change the state and form of organization of each Non-Delaware Fund that is currently organized as a Massachusetts business trust or Maryland corporation. This proposed change calls for the reorganization of these Non-Delaware Funds into newly formed Delaware statutory trusts (each, a “DE Trust”). Each proposed reorganization will be referred to throughout this proxy statement as a “DE Reorganization.” To implement the DE Reorganizations, the Boards of the Non-Delaware Funds have approved the Delaware Plans, which contemplate the continuation of the current business of each Non-Delaware Fund in the form of a corresponding new DE Trust.

   What will the DE Reorganizations mean for the Non-Delaware Funds and their shareholders?

     If a Delaware Plan is approved by shareholders of the applicable Non-Delaware Fund and the DE Reorganization is implemented for that Non-Delaware Fund, the corresponding DE Trust would have the same investment goal(s), policies and restrictions as the Non-Delaware Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 4-6 in this proxy statement). Each DE Trust’s Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of the corresponding Non-Delaware Fund, and would operate the DE Trust in essentially the same manner as they previously operated the corresponding Non-Delaware Fund. Thus, on the effective date of a DE Reorganization, you would hold an interest in the applicable DE Trust that is equivalent to your interest in the corresponding Non-Delaware Fund. For all practical purposes, a shareholder’s investment in a Non-Delaware Fund would not change.

   Why are the Boards of the Non-Delaware Funds recommending approval of the Delaware Plans and the DE Reorganizations?

     The Boards of the Non-Delaware Funds have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts or Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware procedures allow a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Massachusetts business trusts are required to file an Officer’s Certificate with The Commonwealth of Massachusetts with resolutions adopted by the Board of the particular Non-Delaware Fund each time that the Board determines to amend the Declaration of Trust (for example, to designate and create additional classes of shares of the Non-Delaware Fund or to change or eliminate classes of shares of the Non-Delaware Fund). Maryland corporations likewise must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

     Another advantage of Delaware statutory trusts compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations (generally limited to the full subscription price of the stock). Moreover, Massachusetts business trust law does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or any of the other series are enforceable against the assets of that series.

     Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

     Most of the Franklin Templeton funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of the Franklin Templeton funds, including the Boards and management of the Funds, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

     Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibits H-1 and H-2 to this proxy statement include a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from Massachusetts business trusts and Maryland corporations.

   What are the procedures and consequences of the DE Reorganizations?

     Upon completion of a DE Reorganization, the DE Trust will continue the business of the corresponding Non-Delaware Fund with the same investment goals and policies as those existing on the date of the DE Reorganization (including those approved in Proposals 4-6 of this proxy statement), and will hold the same portfolio of securities previously held by the corresponding Non-Delaware Fund. Each DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the corresponding Non-Delaware Fund. As the successor to the Non-Delaware Fund’s operations, the corresponding DE Trust will adopt the Non-Delaware Fund’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

     Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Non-Delaware Fund. To accomplish the DE Reorganizations, each Delaware Plan provides that the Non-Delaware Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the corresponding DE Trust. In exchange for these assets and liabilities, the applicable DE Trust will issue its own shares to the corresponding Non-Delaware Fund, which will then distribute those shares pro rata to you as a shareholder of the Non-Delaware Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Trust as you held in the corresponding Non-Delaware Fund on the date of the DE Reorganization. The net asset value of each share of the applicable DE Trust will be the same as that of the corresponding Non-Delaware Fund on the date of the DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Non-Delaware Fund that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of each DE Reorganization, the applicable Non-Delaware Fund will be dissolved and will cease its existence.

     The applicable Board may terminate the Delaware Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of Fund shareholders. If a DE Reorganization is not approved by shareholders of a Non-Delaware Fund, or if the applicable Board abandons the DE Reorganization, the Non-Delaware Fund will continue to operate as a Massachusetts business trust or Maryland corporation, as applicable. If a DE Reorganization is approved by shareholders, it is expected to be completed no later than four months after the end of the applicable Non-Delaware Fund’s fiscal year in which shareholders approve the DE Reorganization.

   What effect will the DE Reorganizations have on the current investment management agreements?

     As a result of the DE Reorganizations, each DE Trust will be subject to a new investment management agreement or agreements between the DE Trust and the Investment Manager(s) (and, if applicable, a new sub-investment management agreement or agreements). The new agreement(s) will be substantially identical to the current agreement(s) with the Investment Manager(s) (and sub-investment manager(s), if applicable).

   What effect will the DE Reorganizations have on the shareholder servicing agreements and distribution plans?

     Each DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and accounting services. These new agreements will be substantially identical to the agreements currently in place for the corresponding Non-Delaware Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of each DE Trust under a separate distribution agreement that will be substantially identical to the distribution agreement currently in effect for the corresponding Non-Delaware Fund.

     As of the effective date of each DE Reorganization, the applicable DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the corresponding Non-Delaware Fund.

   What is the effect of shareholder approval of a Delaware Plan?

     Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement for a fund. Theoretically, if a Delaware Plan is approved for a Non-Delaware Fund and that Non-Delaware Fund is reorganized as a DE Trust, the shareholders of that Non-Delaware Fund as a DE Trust would need to vote on these two items in order to comply with the 1940 Act.

     In order to comply with these requirements and consistent with SEC guidance, shareholder approval of a Delaware Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Board members of a Non-Delaware Fund who are in office on the effective date of the DE Reorganization

(including, if elected, any new Board nominee(s)) as trustees of the corresponding DE Trust; and (2) the new investment management agreement(s) (and, if applicable, sub-investment management agreement(s)) for the DE Trust that are substantially identical to the agreements currently in place for that Non-Delaware Fund.

     If a Delaware Plan is approved by a Non-Delaware Fund’s shareholders, then this initial shareholder approval for the new DE Trust will be arranged by the Non-Delaware Fund (1) purchasing one share of each series of the corresponding DE Trust; (2) as sole shareholder, voting “FOR” the election of Board members and the initial investment management agreement(s) (and, if applicable, sub-investment management agreement(s)); and (3) then redeeming its shares, all prior to the completion of the DE Reorganization. These actions will enable a DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

   What is the capitalization and structure of each DE Trust?

     Each DE Trust was formed as a Delaware statutory trust on October 18, 2006, pursuant to Delaware law. Each DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the same series and classes, if any, as the corresponding Non-Delaware Fund.

     As of the effective date of each DE Reorganization, shares of the respective series and classes of a Non-Delaware Fund and the corresponding DE Trust will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; and (4) have no preemptive or subscription rights. Shares of the respective classes of a DE Trust and the corresponding Non-Delaware Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither a DE Trust nor the corresponding Non-Delaware Fund provides for cumulative voting in the election of its Board members. A DE Trust also will have the same fiscal year as the corresponding Non-Delaware Fund.

   Who will bear the expenses of the DE Reorganizations?

     Since the DE Reorganizations will benefit the Non-Delaware Funds and their shareholders, the Board of each Non-Delaware Fund has authorized that the expenses incurred in the applicable DE Reorganization, including the costs associated with soliciting proxies, shall be paid by the corresponding Non-Delaware Fund, whether or not the DE Reorganization is approved by shareholders or completed.

   Are there any tax consequences for shareholders?

     Each DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in a DE Trust will be the same as the basis and holding period of your shares in the corresponding Non-Delaware Fund. Consummation of each DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the corresponding DE Trust and Non-Delaware Fund, that, under the Code, the exchange of assets of the Non-Delaware Fund for the shares of the DE Trust, the transfer of such shares to the shareholders of the Non-Delaware Fund and the dissolution of the Non-Delaware Fund pursuant to the Delaware Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Non-Delaware Fund, the DE Trust or either of their shareholders.

   What is the effect of my voting “For” a Delaware Plan?

     By voting “FOR” your Non-Delaware Fund’s Delaware Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members, investment management agreement(s), distribution plans and other service arrangements that are substantially identical to those in place for the Non-Delaware Fund.

THE BOARDS OF THE NON-DELAWARE FUNDS UNANIMOUSLY RECOMMEND
A VOTE “FOR” PROPOSAL 2

PROPOSAL 3:	TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The Boards of each of the original Delaware Funds unanimously recommend that the shareholders of such Funds approve an Amended and Restated Agreement and Declaration of Trust (a “New Declaration”) for such Fund, substantially in the form attached to this proxy statement as Exhibit I. Each original Delaware Fund was formed as a Delaware statutory trust pursuant to a trust instrument (each, a “Current Declaration”); however, other Franklin Templeton funds that either recently have been created as Delaware statutory trusts or that have recently been (or will in the future be) reorganized into new Delaware statutory trusts have adopted Agreements and Declarations of Trust substantially similar to the New Declaration. The New Declaration is a more modern trust instrument.

   Why are the Boards recommending approval of the New Declaration?

     The Boards of the original Delaware Funds believe that there are advantages to adopting the New Declaration for each of those Funds. First, adopting an agreement and declaration of trust that is substantially identical for all Franklin Templeton funds that are Delaware statutory trusts would promote uniformity of fund administration and therefore could make fund compliance, legal interpretation and corporate governance less burdensome and costly for the original Delaware Funds and their shareholders.

     The New Declaration is also intended to give the Board of an original Delaware Fund more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the original Delaware Funds to operate in a more efficient and economical manner. To the extent that the boards and management of all Franklin Templeton funds, including the Boards and management of the original Delaware Funds, analyze and interpret substantially similar governing documents, rather than multiple and varied governing documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar trust environment.

     Adoption of the New Declaration will not alter in any way the Board members’ existing fiduciary obligations to act with due care and in the shareholders’ interests.

   How do the Current Declarations compare to the New Declaration?

     A comparison of some of the more significant provisions of the New Declaration and the Current Declarations is included in Exhibit J to this proxy statement, which is entitled “A Comparison of Governing Documents.” The New Declaration amends the Current Declarations in a number of ways, including (i) the expanded ability of the Board of Trustees, subject to applicable federal and state law, to approve the liquidation or reorganization of the Trust or a Fund without shareholder approval, (ii) changing the vote required by shareholders to approve certain matters, and (iii) clarification of the limitation of liability for the Trust’s officers and agents and the Trust’s ability to indemnify its agents. The comparison attached as Exhibit J summarizes some of the more significant amendments to the Current Declarations effected by the New Declaration.7 In addition to the changes described above and in Exhibit J, there are other substantive and stylistic differences between the New Declaration and the Current Declarations. The discussion above and in Exhibit J is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit I to this proxy statement.

     Adoption of the New Declaration will not result in any changes in any of the original Delaware Funds’ officers or Board members (except as elected pursuant to Proposal 1 in this proxy statement), in the investment goals, policies or strategies described in the original Delaware Funds’ current prospectuses and statements of additional information, in the original Delaware Funds’ service providers or in the fees or expenses incurred by the original Delaware Funds. If this Proposal is not approved for an original Delaware Fund, then that original Delaware Fund’s Current Declaration will remain unchanged and in effect.
____________________

7	Although it contains many of the same provisions as the New Declaration for the open-end Funds, the proposed New Declaration for Franklin Mutual Recovery Fund contains several additional and alternative provisions due to its structure as a closed-end interval fund. The New Declaration for Franklin Mutual Recovery Fund is included as Exhibit K to this proxy statement

THE BOARD OF EACH ORIGINAL DELAWARE FUND UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3

INTRODUCTION TO PROPOSALS 4 AND 5

     Since the time when many of the Funds were created, certain legal and regulatory requirements applicable to investment companies have changed.8 As a result, many of the Funds are subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the SEC, or state securities laws and regulations, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”); (iii) were adopted in response to regulatory, business or industry conditions that no longer exist; or (iv) vary only slightly (and not substantively) from what are now considered to be the standard forms of investment restrictions for the Franklin Templeton funds. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if shareholders approve such action. The Funds’ Boards are recommending that shareholders approve the amendment or elimination of certain fundamental investment restrictions for the Funds principally to (i) update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental;” and (ii) conform and standardize each Fund’s fundamental investment restrictions to those of the most recently created Franklin Templeton funds and across substantially all Franklin Templeton funds.

     The Boards and the Investment Managers believe that there are several advantages to revising the Funds’ fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating their language now, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Boards and the Investment Managers believe that an Investment Manager’s ability to manage a Fund’s assets in a changing investment environment may be enhanced because the Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment restrictions or strategies. Finally, the standardized fundamental investment restrictions are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance across the entire Franklin Templeton fund complex and help avoid conflicts among restrictions whose language varies only slightly from one to another.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other Franklin Templeton funds that have recently amended their fundamental investment restrictions or have recently been created. Except as discussed below, the proposed standardized investment restrictions will not affect any Fund’s investment goal or its current principal investment strategies. The Boards and the Investment Managers anticipate that the proposed changes in the fundamental investment restrictions will not materially change the manner in which the Funds are currently managed and operated, except as described below under Sub-Proposal 4h with respect to Franklin Double Tax-Free Income Fund, one series of Franklin Tax-Free Trust. Although the proposed amendments will give some Funds greater flexibility to respond to possible future investment opportunities, the Boards and the Investment Managers also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund at this time.

     However, should an Investment Manager believe that the way a Fund is managed in the future should be modified, the Investment Manager would continue to request Board approval of any such material modification. In addition, any necessary or appropriate modifications to the risk disclosures to shareholders, including amending the Fund’s prospectus and statement of additional information (“SAI”), would be made.

     If a Sub-Proposal within Proposal 4 or Proposal 5 is not approved by shareholders of a Fund, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect for that Fund. Whether or not shareholders of one Fund approve a Sub-Proposal under Proposal 4 or Proposal 5 will not affect whether such Sub-Proposal or Proposal 5 is approved for another Fund.
____________________

8	For purposes of the discussion in Proposals 4, 5 and 6, the term “Fund” means each separate series (if any) of a Fund.

PROPOSAL 4:	TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 4a–4h)

     Each Fund’s existing fundamental investment restrictions that are proposed to be amended are listed in Exhibit L-1, which is entitled “Fundamental Investment Restrictions Proposed to be Amended,” with the text of the current restrictions set forth in Exhibit L-2 to this proxy statement. Shareholders of each applicable Fund are requested to vote separately on each Sub-Proposal in Proposal 4 that is applicable to their Fund. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment restrictions. The Boards of the applicable Funds unanimously recommend a vote “FOR” each Sub-Proposal.

Sub-Proposal 4a: To amend the fundamental investment restrictions regarding borrowing.

     The 1940 Act imposes certain limitations on the borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

     Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

     The proposed, standardized fundamental investment restriction regarding borrowing is as follows:

[A Fund may not:] Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

   What effect will amending the current borrowing restrictions have on the Funds?

     The current investment restrictions of the Funds relating to borrowing generally either (i) are substantially the same as the proposed standardized investment restriction on borrowing set forth above; or (ii) limit the amount of money that may be borrowed by a Fund to a certain percentage of that Fund’s total assets that might be different from the 1940 Act percentage and/or the purposes for which the Fund may borrow money. For example, the investment restrictions of some Funds provide that the Funds may only borrow money for temporary or emergency purposes in order to meet shareholder redemption requests. The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, a Fund would not be unnecessarily limited if its Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders.

     The proposed investment restriction would also permit certain Funds, which are otherwise currently limited as to the entities from whom they may borrow, to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Franklin Templeton funds permitting the Funds to borrow money from other Franklin Templeton funds (the “Inter-Fund Lending and Borrowing Order”). Some current investment restrictions regarding borrowing do not allow a Fund to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit a Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other Franklin Templeton funds at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit a Fund to borrow from other affiliated entities, such as its Investment Manager, under emergency market conditions that might prompt a significant increase in redemptions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     Finally, some Funds’ investment restrictions regarding borrowing include a provision that such Fund will not make any additional investments while the Fund’s borrowings exceed 5% of its total assets. Many Funds used to include this language because of comments from the SEC Staff regarding a fund’s ability to reserve the right to borrow money and the possibility of a fund’s engaging in transactions involving leverage.”9 However, such comments are generally no longer given by the SEC Staff, and the fact that a Fund is not subject to this type of restriction does not mean that a Fund will in fact engage in transactions involving leverage. Currently, none of the Funds intend to use leverage as part of their investment strategies.

     Because the proposed borrowing restriction would provide certain Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

     For many Funds, their current fundamental investment restriction relating to borrowing is combined with restrictions relating to mortgaging, pledging or hypothecating the Funds’ assets and/or issuing senior securities. The adoption of this Sub-Proposal by a Fund would result in the separation of these investment restrictions for a Fund. The restrictions on issuing senior securities are recommended to be amended. (See Sub-Proposal 4f below.) The restrictions on mortgaging, pledging or hypothecating a Fund’s assets are recommended to be eliminated. (See Proposal 5 below.)

Sub-Proposal 4b: To amend the fundamental investment restrictions regarding underwriting.

     Under the 1940 Act, a Fund’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not necessarily make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

     The proposed standardized fundamental investment restriction regarding underwriting is as follows:

[A Fund may not:] Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

   What effect will amending the current underwriting restriction have on the Funds?

     The Funds’ current fundamental investment restrictions relating to underwriting prohibit the Funds from acting as underwriters. Some of these investment restrictions make it clear that a Fund may sell portfolio securities that the Fund owns and that the Fund may sell its own shares but not be deemed to be an underwriter.

     The proposed fundamental investment restriction relating to underwriting is substantially similar to the current investment restrictions by prohibiting each Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that a Fund may re-sell portfolio securities that the Fund owns and that it may also sell its own shares. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.
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9	A Fund’s use of leverage could include a Fund’s borrowing of money to purchase additional securities without being required to make payment until a later time.

     For some of the Funds, their current fundamental investment restriction relating to underwriting is combined with other investment restrictions, including investment restrictions relating to issuing senior securities and/or investing in illiquid or restricted securities. The adoption of this Sub-Proposal would result in the separation of the Funds’ underwriting restriction from these other fundamental investment restrictions, including any investment restriction relating to issuing senior securities. (See Sub-Proposal 4f below.) The fundamental investment restrictions on purchasing restricted and illiquid securities are recommended to be eliminated. (See Proposal 5 below.)

Sub-Proposal 4c: To amend the fundamental investment restrictions regarding lending.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements.10

     Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 4f below.)

     The proposed, standardized fundamental investment restriction regarding lending is as follows:

[A Fund may not:] Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (1) the lending of portfolio securities, (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

   What effect will amending the current lending restrictions have on the Funds?

     The Funds’ current investment restrictions regarding lending generally prohibit the Funds from making loans, except that most of the Funds may purchase debt securities, enter into repurchase agreements and lend their portfolio securities. While generally all Funds’ current investment restrictions permit the purchase of certain debt securities, some Funds may not invest in certain types of debt securities sold in private placement transactions, loan participations or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund’s investment goal and policies. In addition, the lending restrictions for a few Funds, such as Franklin U.S. Government Securities Fund, and the various Funds within Franklin Strategic Series, either do not permit the lending of portfolio securities or impose limitations or conditions on a Fund’s ability to lend portfolio securities.

     The proposed standardized fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that the Funds may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed standardized restriction also standardized the list of exclusions from the restriction. Excluded from the new proposed lending restriction are (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with a Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides some of the Funds with greater flexibility by permitting them to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. It should be noted that, to the extent that these investments are illiquid, each Fund (other than Franklin Mutual Recovery Fund, which is a closed-end fund) has a non-fundamental

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10	A repurchase agreement involves a Fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase them at the original purchase price plus accrued interest.

investment restriction, consistent with the SEC Staff’s current position on illiquid securities, which prohibits such open-end Fund from investing more than 15% of its net assets (10% for the money market funds) in illiquid securities (the “Illiquid Securities Restriction”).11

     By permitting lending up to a stated percentage, the proposed fundamental investment restriction also extends to all Funds additional flexibility to make loans to other persons, including affiliated investment companies, as contemplated by the Inter-Fund Lending and Borrowing Order discussed above under “Sub-Proposal 4a: To amend the fundamental investment restrictions regarding borrowing.” These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under some of the current investment restrictions, some Funds may not be able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order to make loans to other Funds. However, in no event would a Fund be able to loan more than one-third (1/3) of its total assets. This additional lending ability may also permit a Fund to take advantage of investment strategies or instruments developed in the future which may be considered by the SEC Staff to constitute a “loan.”

     Because the proposed lending restriction would provide some Funds with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, such Funds may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the non-fundamental Illiquid Securities Restriction. Thus, the Boards and the Investment Managers believe that the risks posed by these investments should be relatively modest. In addition, to the extent a Fund that currently may not lend its portfolio securities or is limited in doing so, begins or expands its portfolio lending activities, such Fund would benefit from any income generated by such lending but would also be subject to the risks associated with securities lending, including the risks of delay in recovery or loss of rights in collateral in the event of a default or insolvency of the borrower of the securities.

Sub-Proposal 4d: To amend the fundamental investment restrictions regarding investments in real estate.

     Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The current fundamental investment restrictions relating to real estate generally prohibit the Funds from investing in real estate, although most Funds may invest in marketable securities secured by real estate or interests therein or issued by companies or other entities which invest in real estate or interests therein.

     The proposed standardized fundamental investment restriction regarding investing in real estate is as follows:

[A Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

   What effect will amending the current real estate restrictions have on the Funds?

     The proposed standardized investment restriction would permit the Funds to continue to invest in marketable securities secured by real estate or interests therein. In addition, the proposed investment restriction would expand and clarify each Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit a Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

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11	An “illiquid security” is one that cannot be sold by a Fund within seven days for a price that approximates the value that the Fund has placed on that security on its books.

     Modifying the Funds’ real estate restrictions may increase a Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, to the extent that a Fund invests or increases its investments in real estate related securities. Under the proposed standardized real estate restriction, a Fund will not be limited to investments in “marketable” securities secured by real estate or interests therein, which would permit the Fund to invest in illiquid real estate related securities (to the extent it is not already permitted to do so). To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction (except Franklin Mutual Recovery Fund, which is not limited as to its investments in illiquid securities). However, it is not currently intended that any Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to real estate would involve additional material risk at this time to any Fund.

     Some current fundamental investment restrictions relating to real estate are combined with fundamental investment restrictions relating to investing in commodities, other investment companies, and/or investments in oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating a Fund’s restriction regarding investments in real estate from these other fundamental investment restrictions, including any fundamental investment restriction on investments in commodities. (See Sub-Proposal 4e below.) The restrictions on investing in other investment companies and on investing in oil, gas and mineral development programs are recommended to be eliminated. (See Proposal 5 below.)

Sub-Proposal 4e: To amend the fundamental investment restrictions regarding investments in commodities.

     Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:

[A Fund may not:] Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities or [with respect to Franklin Gold and Precious Metals Fund only] (iii) investing in gold bullion and foreign currency in the form of gold coins.

   What effect will amending the current commodities restriction have on the Funds?

     A few Funds have a fundamental investment restriction that prohibits them from investing in commodities or commodity contracts, including in some instances, financial futures contracts (and options thereon). However, for many of the Funds, the current fundamental investment restriction regarding commodities provides that the Funds may not purchase or sell commodity contracts, except “financial futures” (such as futures contracts with respect to securities and securities indices) and related options.

     The proposed fundamental investment restriction relating to commodities clarifies the ability of the Funds to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the applicable Board regarding the use of derivatives. The Investment Managers are not currently seeking to change any Fund’s current use of futures contracts or related options. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve any change in current investment strategies or additional material risk at this time. However, it is anticipated that some Investment Managers may, in the future, request the applicable Board to approve amendments to certain Funds’ non-fundamental policies with respect to investments in derivatives contracts, including futures. The Funds’ disclosures to shareholders would then be amended to reflect any additional use of such derivatives, including any additional risks.

     Many of the current fundamental investment restrictions relating to commodities are combined with fundamental investment restrictions relating to investments in real estate, other investment companies, and/or oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Funds’ investment restrictions regarding commodity contracts from these other fundamental investment restrictions, including the fundamental investment restriction relating to investments in real estate. (See Sub-Proposal 4d above.) The restrictions on investing in other investment companies and on investing in oil, gas and other mineral development programs are proposed to be eliminated. (See Proposal 5 below.)

Sub-Proposal 4f: To amend the fundamental investment restrictions regarding issuing senior securities.

     The 1940 Act requires a Fund to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

     SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

     The proposed, standardized fundamental investment restriction regarding issuing senior securities is as follows:

[A Fund may not:] Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

   What effect will amending the current senior securities restriction have on the Funds?

     The current fundamental investment restrictions relating to issuing senior securities for all Funds generally prohibit a Fund from issuing senior securities; however, many Funds exclude from this prohibition certain portfolio investments or strategies, such as futures contracts, short sales, reverse repurchase agreements and permitted borrowings.

     The proposed restriction would permit a Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Funds may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales and the other investments and strategies previously carved out by the SEC.

     None of the Funds has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Boards do not anticipate that amending the current restriction will result in additional material risk to any Fund. Any additional risks to which a Fund may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. Also, notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the applicable Board regarding the use of derivatives.

     The current fundamental investment restriction relating to issuing senior securities for some of the Funds is combined with restrictions relating to underwriting, purchasing securities on margin and/or engaging in short sales. The adoption of this Sub-Proposal would result in the separation of a Fund’s senior securities restriction from these other fundamental investment restrictions, including the fundamental investment restriction relating to underwriting. (See Sub-Proposal 4b above.) The restrictions on purchasing securities on margin and engaging in short sales are recommended to be eliminated. (See Proposal 5 below.)

Sub-Proposal 4g: To amend the fundamental investment restrictions regarding industry concentration.

     Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC Staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

     The proposed, standardized fundamental investment restriction regarding industry concentration for those Funds that do not have, and the Boards are not recommending that they have, a policy to concentrate in any particular industry (the “non-concentrating Funds”) is as follows:

[A Fund may not:] Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) or [for money market funds only,] certificates of deposit, bankers’ acceptances and other similar obligations of domestic banks.

     However, as more fully discussed below for certain Funds that have or are recommended to have a policy allowing each such Fund to concentrate its investments in one or more industries, (the “concentrating Funds”), the applicable Boards are recommending the adoption or modification of the concentrating Funds’ industry concentration policies.12

   For the non-concentrating Funds, what effect will amending the current industry concentration restriction have on those Funds?

     The proposed standardized concentration restriction for the non-concentrating Funds is substantially the same as most non-concentrating Funds’ current restrictions, except that (i) it modifies and standardizes the asset measure (from “total assets” to “net assets” in some instances) by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.

     The proposed standardized investment restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, for those Funds that are operated as money market funds under Rule 2a-7 of the 1940 Act (the “Money Market Funds”), the standardized investment restriction would also exclude bank obligations, such as bankers’ acceptances and certificates of deposit, from such concentration policy, as permitted by SEC Staff guidance. Finally, consistent with SEC Staff interpretations and guidance, for purposes of the standardized investment restriction as it applies to tax-free income funds, governments or their political subdivisions that issue tax-exempt municipal securities held by a Fund are not deemed to be members of any industry.

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12	The concentrating Funds are Franklin Mutual Financial Services Fund, Franklin Real Estate Securities Fund, Franklin Global Real Estate Fund, Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund, Franklin Natural Resources Fund, Franklin Floating Rate Daily Access Fund, Franklin Utilities Fund, Franklin Gold and Precious Metals Fund, Franklin Technology Fund and Franklin Global Communications Fund.

   For the concentrating Funds, what effect will amending the current industry concentration restriction have on such Funds?

     For most of the concentrating Funds, other than Franklin Global Communications Fund, the applicable Boards are recommending that such Funds’ fundamental investment restrictions regarding industry concentration be amended to (i) standardize, to the extent possible, such restrictions with the proposed form of restriction recommended for each of the non-concentrating Funds; (ii) clarify that, in abnormal market conditions (i.e., where a Fund takes a temporary defensive position), the Fund may deviate from its concentration policy; and (iii) standardize and clarify the scope of each concentrating Fund’s restriction by clarifying that “concentration” means investing more than 25% of the concentrating Fund’s net assets in securities of companies operating in one industry or group of related industries. In addition, it is proposed that each concentrating Fund provide examples of the relevant industries or companies within the Fund’s designated industry for illustration purposes only. Such examples are not intended to be part of the fundamental investment restriction. It is also not intended that any of the proposed amendments would change the way in which any of these concentrating Funds is managed or the focus of their investments. A chart comparing each concentrating Fund’s current concentration policy and the proposed concentration policies is attached to this proxy statement as Exhibit M.

     Franklin Global Communications Fund. The Franklin Global Communications Fund’s current fundamental investment restriction regarding concentration (the “Current Policy”) is as follows:

[The Global Communications Fund may not]: concentrate in any industry, except that the Fund will invest at least 25% of total assets in the equity and debt securities issued by domestic and foreign companies in the utilities industries.

     The Current Policy originally was adopted by the Global Communications Fund in 1992 when the Fund was created as the Franklin Global Utilities Fund. In recognition of the changes to the utilities industry, the expansion of the communications industries beyond telephone service and the market for the securities of companies within those industries, in November 1999, the Fund’s name was changed to Franklin Global Communications Fund and the Fund’s investment strategies were similarly changed to reflect the expanding universe of available investments within the broader utilities/communications industries and to reflect a growing trend towards investments in communications companies. However, the Fund continued to adhere to the Current Policy.

     As the utilities and communications industries have continued to evolve, the Investment Manager is now recommending that the Current Policy for the Fund be amended to read as follows to reflect the broader range of companies in the communication industries that have evolved in recent years and to eliminate the Fund’s current requirement to invest at least 25% of total assets in utilities companies:

[The Franklin Global Communications Fund may not]: [I]nvest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by domestic and foreign companies operating in the communications industries.1

1Although not part of the Fund’s fundamental investment restrictions, for illustration purposes, such industries currently include, but are not limited to, telecommunications and other communication services, distribution and provision of information and other content, and the sale, manufacture and/or distribution of communications equipment and components.

     In addition, if Proposal 5 is approved, any current fundamental investment restrictions relating to investments in other investment companies for the Funds will be eliminated. The proposed restrictions on industry concentration for both non-concentrating and concentrating Funds will make explicit that such investments in other investment companies are exempt from a Fund’s concentration restriction. Even with this modified restriction, however, each Fund would continue to remain subject to the limitations on a Fund’s investments in other investment companies as set forth in the 1940 Act, the rules thereunder, its prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from becoming a more than 3% shareholder of another investment company, investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall (except in the case of certain fund of funds and master-feeder arrangements).

Sub-Proposal 4h:	To amend the fundamental investment restrictions regarding diversification of investments.

     The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “nondiversified” fund. If a Fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

     Diversified Funds: All of the Funds listed on Exhibit L-1 as having diversification restrictions that are recommended to be amended, except those discussed below in the section entitled “Non-Diversified Funds,” currently have one or more fundamental investment restrictions that relate to their status as being “diversified” funds (including reiterating the diversification requirements applicable to regulated investment companies (“RICs”), as more fully discussed below). For these diversified Funds (hereafter referred to as the “Diversified Funds”), the applicable Boards are recommending adoption of the standardized fundamental investment restriction regarding diversification of investments (set forth below) to replace all current restrictions addressing diversification.

     In addition, the following Funds originally were operated as non-diversified, but are being operated as “diversified” Funds. Therefore, based upon the recommendations of these Funds’ Investment Managers, it is recommended that each of these Funds adopt the standardized investment restriction regarding diversification as a fundamental policy in lieu of any existing restrictions regarding diversification and be operated going forward as fully diversified Funds.

Franklin California Intermediate-Term Tax-Free Income Fund	Franklin Florida Insured Tax-Free Income Fund	Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin New York Insured Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin New York Tax-Exempt Money Fund

     The proposed, standardized fundamental investment restriction regarding diversification of investments is as follows:

[A Fund may not:] Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.1

1For each Money Market Fund: The Fund will be considered to have satisfied this restriction if it is in compliance with Rule 2a-7(c)(4) and (c)(5) under the 1940 Act (or any successor rule thereto).

     Non-Diversified Funds: The Franklin Templeton Hard Currency Fund and Franklin New York Limited Term Tax-Free Income Fund (the “Non-Diversified Funds”) have declared fundamental policies of being non-diversified. While the Non-Diversified Funds are not subject to the 1940 Act’s diversification requirements, in order to obtain the favorable tax treatment afforded RICs under the Internal Revenue Code of 1986, as amended (the “Code”), the Non-Diversified Funds are required to comply with the diversification requirements for RICs under Subchapter M of the Code. Accordingly, these Funds have adopted fundamental investment restrictions that were intended to track some or all of the requirements of Subchapter M of the Code. The requirements of Subchapter M of the Code are applicable to all investment companies that wish to be eligible for the favorable tax treatment afforded RICs; they need not be adopted by investment companies as part of their investment restrictions. The Boards are recommending that these fundamental investment restrictions that attempt to track the tax diversification requirements of the Code be eliminated to avoid the instance where the Code or its regulations are changed or amended, but a Fund is unable to adapt to or comply with such changes or amendments without incurring additional delays and expenses by having to seek further approval from shareholders.

     Franklin Double Tax-Free Income Fund: Franklin Double Tax-Free Income Fund has declared a fundamental policy of being diversified and has operated as diversified since its inception. However, for the past several years, the Double Tax-Free Income Fund has had a very high concentration of investments that are greater than 5% of the Fund’s assets in any one issuer. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the Fund’s assets). As of ________, 2006, such holdings in excess of 5% comprised 24.78% of the Fund’s assets. This high concentration is due to the fact that the Double Tax-Free Fund’s investments are focused in Puerto Rico, the Virgin Islands, the Mariana Islands and Guam. Puerto Rico comprises by far the largest part of that bond market, and the largest issuer in Puerto Rico is the Commonwealth itself. For diversification purposes, the Commonwealth of Puerto Rico is often considered a single issuer.

     Because of the limited number of issuers suitable for the Double Tax-Free Income Fund outside of Puerto Rico, the Investment Manager has begun to experience constraints on its ability to purchase suitable investments for the Fund. Therefore, such Fund’s Board is recommending that the Double Tax-Free Income Fund change its status from “diversified” to “non-diversified.” By changing to a non-diversified fund, the Double Tax-Free Income Fund would be permitted to increase the amount of its investments that are greater than 5% in any one issuer to up to 50% of its assets rather than the 25% limit imposed upon diversified funds. The Double Tax-Free Income Fund will also continue to comply with the diversification requirements of Subchapter M of the Code applicable to RICs.

   What effect will amending the current diversification restrictions have on the Diversified Funds?

     The Diversified Funds all generally have fundamental investment restrictions prohibiting (i) investments of more than 5% of the Fund’s assets in securities of any one issuer (exclusive of U.S. government securities) (the “5% limitation”); and (ii) the purchase of more than 10% of any class of voting securities of any one company (the “10% limitation”). In addition, such restrictions usually have applied the 5% and 10% limitations to only 75% of the Fund’s assets.

     While most Diversified Funds’ fundamental investment restrictions regarding diversification are substantively the same or very similar to the proposed standardized investment restriction, for some Funds, the current fundamental investment restrictions regarding diversification of investments, in some cases, are more restrictive than the requirements of the 1940 Act. First, some current diversification restrictions apply the 5% and 10% limitations to 100% of the Fund’s assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, some current 5% and 10% limitations do not exclude securities of other investment companies or U.S. government securities, as permitted by the 1940 Act. Finally, some 10% limitations apply to any class of securities, not solely voting securities, as provided by the 1940 Act.

     The proposed fundamental investment restriction regarding diversification for each Diversified Fund, as well as for each of those Funds that intend to be operated going forward as diversified Funds, follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under the 1940 Act). The proposed investment restriction regarding diversification (together with the proposed elimination of the current fundamental investment restriction prohibiting investments in other investment companies applicable to some of the Funds as discussed in Proposal 5 below), would permit a Fund to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Funds, together with the other Franklin Templeton funds, obtained an exemptive order from the SEC (the “Cash Sweep Order”) that permits the Franklin Templeton funds to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments.

     In conjunction with the Cash Sweep Order, the Funds also received a no-action letter from the SEC Staff allowing Funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act’s diversification requirements (the “1999 Letter”). In addition, during 2006, the SEC adopted rules under the 1940 Act that provide relief for cash sweep arrangements into affiliated and unaffiliated money market funds subject to conditions that are very similar (but not identical) to the Cash Sweep Order and the 1999 Letter. The Funds may in the future decide to rely on these new SEC rules in lieu of the Cash Sweep Order should they believe it to be appropriate and advisable. Amending the Diversified Funds’ current investment restrictions regarding diversification (and eliminating the current investment restriction regarding investments in other investment companies as discussed in Proposal 5 below) would enable all Diversified Funds to take advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter as well as the recent rules adopted by the SEC.

     For those Funds that have stated previously their policy to be non-diversified but have in fact been operating as diversified Funds, the proposed investment restriction will give them the same policy on diversification as proposed for the Diversified Funds.

     The proposed standardized fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the applicable Funds with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting certain Funds to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would change the way the Funds are managed.

What effect will amending the current diversification restrictions have on the Non-Diversified Funds?

     Because the Non-Diversified Funds will continue to operate as non-diversified funds under the 1940 Act and intend to continue to comply with the requirements of Subchapter M of the Code (which is applicable to all RICs, diversified, as well as non-diversified, funds), it is expected that the proposed elimination of the fundamental diversification requirements as described above will not have any effect on the Non-Diversified Funds.

What effect will changing Franklin Double Tax-Free Income Fund’s status from “diversified” to “non-diversified” have on such Fund?

     If the proposal to change the status of the Franklin Double Tax-Free Income Fund to a non-diversified fund from a diversified fund is approved by shareholders, it is expected that such Fund will invest a greater portion of its assets in a fewer number of issuers. As a result, the Double Tax-Free Income Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Double Tax-Free Income Fund’s shares. However, the Double Tax-Free Income Fund intends to continue to meet the tax diversification requirements applicable to RICs as discussed above.

EACH BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” SUB-PROPOSALS 4a–4h.

PROPOSAL 5:	TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The fundamental investment restrictions that are recommended to be eliminated are set forth in Exhibits N-1 and N-2, which are entitled “Franklin Templeton Funds Fundamental Investment Restrictions Recommended to be Eliminated” and “Text of Fundamental Investment Restrictions Recommended to be Eliminated,” respectively. If a Fund’s shareholders approve Proposal 5 with respect to that Fund, the elimination of those investment restrictions will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement.

Why are the Boards recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on a Fund?

     Certain fundamental investment restrictions of many of the Funds (e.g., purchasing securities on margin, engaging in short sales and pledging, mortgaging or hypothecating assets) are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. The other fundamental investment restrictions recommended to be eliminated were originally adopted to comply with various state securities laws and regulations (e.g., investments in other investment companies, investments in oil, gas or mineral interests and management ownership of portfolio securities). Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof. The discussion that follows and Exhibit N-1 indicate which of the restrictions to be eliminated are either already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA.

     Accordingly, the Investment Managers recommend, and the Boards have determined to recommend to shareholders, that to the extent a Fund is subject to one or more of these twelve investment restrictions (referred to in this Proposal 5 as the “Restrictions”), such Restrictions be eliminated.

Which twelve (12) Restrictions are recommended to be eliminated?

     There are currently twelve Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Exhibit N-2, which is entitled “Text of Fundamental Investment Restrictions Recommended to be Eliminated.” The following is a brief summary of the Restrictions.

     Pledging, Mortgaging or Hypothecating Assets

     Certain of the Funds, as identified on Exhibit N-1, currently have a fundamental investment restriction that prohibits them from pledging, mortgaging or hypothecating their assets for any purpose, except for some Funds to secure certain borrowings (often borrowings for only temporary or emergency purposes or to meet redemptions) and then generally only up to a certain amount of the Fund’s assets. For many of the Funds, the restriction on mortgaging, pledging or hypothecating assets is combined with the Fund’s fundamental investment restriction on borrowing. The adoption of this Proposal would result in the separation of these two restrictions; the Boards are proposing to amend the fundamental investment restriction on borrowing. (See Sub-Proposal 4a above.)

     This fundamental investment restriction may limit the ability of a Fund to enter into certain transactions that may be considered to involve the pledge of a Fund’s portfolio securities. For example, in connection with entering into certain swap, mortgage dollar roll or futures transactions, the Fund’s obligations to perform under such contracts may be considered to involve the pledge of the Fund’s assets. Current 1940 Act restrictions on issuing senior securities and borrowing will continue to limit the ability of a Fund to pledge or mortgage its assets.

     Three Years of Continuous Operation

     Certain of the Funds, as identified on Exhibit N-1, currently have a fundamental investment restriction relating to investments in newer companies that limits such Funds’ ability to invest, or otherwise prohibits investments, in the securities of issuers which have been in continuous operation for less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA.

     Warrants

     Certain of the Funds, as identified on Exhibit N-1, currently have a fundamental investment restriction that limits the Funds’ investments in warrants, whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. These fundamental investment restrictions on warrants were based on state securities laws that have since been preempted by NSMIA.

     Purchasing Securities on Margin and Engaging in Short Sales

     The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing securities on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully above in Sub-Proposal 4f). Certain of the Funds, as identified on Exhibit N-1, have a fundamental investment restriction that generally prohibits the Fund from (i) purchasing securities on margin (although certain Funds specify that they may make margin payments in connection with futures and options or may purchase securities on a when-issued or delayed-delivery basis); and (ii) engaging in short sales of securities, although certain Funds permit short sales to the extent disclosed in those Funds’ prospectuses or short sales “against the box.”

     Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities as described above, will continue to limit the ability of a Fund to purchase securities on margin and engage in short sales. Therefore, the Investment Managers do not anticipate that deleting the current restrictions will result in additional material risk to a Fund or change the manner in which any Fund is managed at this time.

     Illiquid and Restricted Securities

     Certain of the Funds, as identified on Exhibit N-1, currently have a fundamental investment restriction that prohibits or limits their investments in illiquid and/or restricted securities including, in some instances, securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. “Restricted securities” generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. A restricted security that is not readily marketable at a price approximately equal to the value placed on such security by a Fund may be considered illiquid. Because the Boards of these Funds have determined to adopt the non-fundamental Illiquid Securities Restriction which, consistent with the SEC Staff’s current position on illiquid securities, prohibits a Fund from investing more than 15% (10% in the case of a Money Market Fund) of its net assets in illiquid securities, the Boards are recommending that such Funds’ current fundamental investment restrictions relating to illiquid and restricted securities be eliminated.

     Joint Trading Accounts

     Two Funds, the Foreign Equity Series and the Emerging Markets Series of Templeton Institutional Funds, Inc., have a fundamental investment restriction relating to joint trading accounts that prohibits such Funds’ participation on a joint or a joint and several basis in any trading account in securities. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary.

     Investment in Other Investment Companies

     Certain of the Funds, as identified on Exhibit N-1, currently have fundamental investment restrictions that prohibit such Funds from investing in other investment companies or unnecessarily limit such Funds’ investments in other investment companies. Upon elimination of this restriction, a Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Franklin Templeton funds have received an exemption from such restrictions. (The 1940 Act restrictions generally specify that a Fund, other than certain fund of funds and master/feeder arrangements, may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities or have more than 10% of its total assets invested in securities of all other funds, although the SEC’s rules do permit a Fund to invest in money market mutual funds without regards to such limitations.) In addition, eliminating certain of these current restrictions on investments in other investment companies would enable the applicable Funds to take advantage of the investment opportunities presented by the Cash Sweep Order or the new rules adopted by the SEC (discussed in Sub-Proposal 4h above), which provide relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances.

     Management Ownership of Securities

     Certain Funds, as identified on Exhibit N-1 to this proxy statement, currently have a fundamental investment restriction that prohibits such Funds from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA.

In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Funds and would limit certain principal transactions between a Fund and a portfolio company in which the Fund or its affiliates hold a significant interest.

     Principal Transactions with Management

     As identified in Exhibit N-1 to this proxy statement, certain Funds currently have a fundamental investment restriction that prohibits such Funds from purchasing from or selling to the Fund’s officers and Board members (or any firm of which any officer or Board member is a member) as principal any securities, although some Funds may deal with their officers, Board members or their firms as brokers and pay a customary brokerage commission. This restriction was based on state blue sky regulations that have been preempted by NSMIA. In addition, the 1940 Act and the rules thereunder have extensive provisions governing transactions in portfolio securities between a Fund and its affiliates, including officers and Board members, which are more carefully tailored to ensure that any such transactions are in the best interests of the Fund.

     Investing in Put and Call Options

     As identified in Exhibit N-1 to this proxy statement, certain Funds currently have fundamental investment restrictions that prohibit such Funds from investing in options, including puts, calls, straddles, spreads or any combination thereof, or that limit a Fund’s ability to invest in such instruments. These restrictions were based upon state blue sky regulations that have been preempted by NSMIA.

     Oil and Gas Programs

     As identified in Exhibit N-1 to this proxy statement, certain Funds currently have a fundamental investment restriction that prohibits the Funds from investing in interests in oil, gas or other mineral exploration or development programs. These fundamental investment restrictions regarding oil and gas programs were based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA.

     Investing for Purposes of Exercising Control

     As identified in Exhibit N-1 to this proxy statement, certain Funds currently have a fundamental investment restriction that prohibits the Funds from investing in issuers for the purpose of exercising control. The 1940 Act does not require, and applicable state law no longer requires, that a Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. However, each Fund remains subject to the diversification requirements of Sub-Chapter M of the Code, and for those Funds that are “diversified” (as described in Sub-Proposal 4h above), the diversification requirements of the 1940 Act also limit the amount of an issuer’s voting securities that a Fund may acquire.

What are the risks, if any, in eliminating the Restrictions?

     The Boards and the Investment Managers do not anticipate that eliminating the Restrictions will result in any additional material risk to the Funds at this time. None of the Funds currently intends to change its present investment practices as a result of eliminating the Restrictions, except to the extent that a Fund may take advantage of the Cash Sweep Order or invest in other money market funds for cash management purposes.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6:	TO APPROVE THE RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES AS NON-FUNDAMENTAL

     Each of the Funds listed below has one or more investment policies that have been designated as fundamental by that Fund, meaning that such policies may not be changed or modified without shareholder approval. However, none of these investment policies are required by the federal securities laws to be treated as fundamental and, as more fully discussed below, the applicable Boards are recommending that such investment policies be reclassified as “non-fundamental,” meaning that such policies may be changed by the applicable Fund’s Board without shareholder approval.

     The investment policies which are recommended to be reclassified as “non-fundamental” are as follows:

Fund	Investment Policy
Franklin New York Tax-Free Income Fund	The Fund also, as a fundamental policy, normally invests at least 65% of its total assets in securities that pay interest free from New York City personal income taxes, and at least 65% of its total assets in New York municipal securities.
[Note: Reclassifying this policy will not affect the Fund’s policy of investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes.]

Franklin Limited Maturity U.S. Government Securities Fund	As a fundamental policy, the Fund normally invests at least 65% of its net assets in U.S. government securities.
[Note: Reclassifying this investment policy will not affect that Fund’s policy to invest at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.]

Emerging Markets Series	Emerging Markets Series may invest up to 100% of its total assets in emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries. As a fundamental investment policy, Emerging Markets Series may invest up to 100% of its total assets in U.S. government securities.
[Note: Reclassifying this investment policy will not affect the Fund’s policy that, under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in its prospectus.]

IFT Money Market Portfolio	The Fund will invest primarily in various types of money market instruments, such as U.S. government and federal agency obligations, certificates of deposit, bankers’ acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities) and may seek its objectives by investing all or substantially all of its assets in an open-end management investment company with the same investment objectives and policies.

The Fund will invest 100% of its assets in securities with remaining maturities of 397 days or less, or in another open-end management investment company that has the same fundamental investment policy.
[Note: Reclassifying this policy will not affect the Fund’s intention to continue to comply with the provisions of Rule 2a-7 under the 1940 Act which currently requires the Fund to comply substantially with all of the foregoing policies.]

Franklin Templeton Hard Currency Fund	[The Fund will not:] Buy common stocks, preferred stocks, warrants or other equity securities, or buy municipal bonds or industrial revenue bonds.
[Note: Reclassifying this policy will not affect the Fund’s policy of investing at least 80% of its net assets in investments denominated in “hard currencies.”]

Franklin Rising Dividends Fund

The Fund will normally invest at least 65% of its total assets in securities of companies that meet all of these criteria. This is a fundamental policy, which means it may not be changed without shareholder approval.

The Fund’s investments are primarily in companies that have:

● consistently increased dividends in at least 8 out of the past 10 years and have not decreased dividends during that time

● increased dividends at least 100% over the past 10 years

● reinvested earnings, and paid out less than 65% of current earnings in dividends (except for utility companies)

● either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated  investment grade by at least one of the major bond rating agencies

● attractive prices, with prices at the time of purchase either in the lower half of the stock’s price/earnings ratio range for the past 10 years or less than the average current market price/earnings ratio of the stocks comprising the Standard & Poor’s(R) 500 Stock Index.

[Note: Reclassifying this policy will not affect the Fund’s current intention to follow this policy in making its investment decisions.]

     The Investment Managers for the above listed Funds do not currently intend to deviate from any of the investment policies listed above. In particular, for the Franklin Rising Dividend Fund, the investment policy listed above is integral to such Fund’s investment philosophy. However, as with other fundamental investment restrictions recommended to be eliminated as discussed above, the applicable Boards and Investment Managers believe that these Funds will be able to minimize costs and delays associated with future shareholder meetings to revise any of these investment policies, or any portion thereof, should they become outdated or inappropriate. Therefore, the Boards are recommending that each of the above listed fundamental investment policies be reclassified as non-fundamental.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7:	TO APPROVE THE AMENDMENT OF THE RIGHTS AND PREFERENCES OF THE CLASS B SHARES OF FRANKLIN TEMPLETON MONEY FUND

     Franklin Templeton Money Fund (the “F-T Money Fund”) is a money market fund, currently offering three classes of shares. The F-T Money Fund achieves its investment objective of providing investors with as high a level of current income as is consistent with the preservation of capital by investing all of its assets in The Money Market Portfolio.

     The F-T Money Fund’s three existing classes of shares have been designated as Franklin Templeton Money Fund-Class B, Franklin Templeton Money Fund-Class C and Franklin Templeton Money Fund-Class R. The F-T Money Fund was established as an exchange option for shareholders of Class B, C and R shares of other Franklin

Templeton funds sold subject to a contingent deferred sales charge (“CDSC”). Thus, shares of the F-T Money Fund may only be purchased in exchange for Class B, C and R shares of other Franklin Templeton funds or through the reinvestment of dividends. Each of the F-T Money Fund’s Class B, C and R shares have associated Rule 12b-1 fees and CDSCs that are the same as the Rule 12b-1 fees of Class B, C and R shares of other Franklin Templeton funds. Class B shares of the F-T Money Fund, therefore, are offered with an associated Rule 12b-1 fee of 0.65%.

     Class B shares of the F-T Money Fund and of other Franklin Templeton funds (“Other FT B Shares”) are subject to a CDSC which declines over a period of seven years from 4% after the first two years of investment, to 3% for the next two years, to 2% after five years, to 1% after six years, to zero after seven years. After eight years as an investor in any combination of Class B shares in the Franklin Templeton funds, shareholders of Other FT B Shares become shareholders of Class A shares of the fund in which they are then invested, as the Class B shares held by an investor on the eighth year anniversary automatically convert into Class A shares of such fund. To the extent that a shareholder of Other FT B Shares exchanges into the F-T Money Fund’s Class B shares, the holding period while a shareholder of the F-T Money Fund’s Class B shares is added to the holding period for the Other FT B Shares to count towards the eight year conversion period. Similarly, if Class B shares of the F-T Money Fund are exchanged into Other FT B Shares, the time during which a shareholder was invested in Class B shares of the F-T Money Fund will count towards the eight-year conversion period.

     The automatic conversion feature for Other FT B Shares is included as part of the rights and preferences of the Other FT B Shares either as part of constituent corporate or trust documents for the funds offering such shares or in the resolutions establishing such shares. Thus, shareholders of Other FT B Shares, which are subject to a Rule 12b-1 fee of 1.00% (for equity funds) or 0.65% (for fixed income funds), upon conversion, become shareholders of Class A shares of such funds with a maximum Rule 12b-1 fee of up to 0.35% (for equity funds) or 0.25% (for fixed income funds).

     The F-T Money Fund initially was created solely as a money market fund option for shareholders of Other FT B Shares. It was not anticipated, at the time the F-T Money Fund was created, that shareholders would remain as shareholders of the F-T Money Fund beyond the eighth anniversary of becoming a Class B shareholder of a Franklin Templeton fund (the “Eighth Anniversary”). However, as the Eighth Anniversary of the initial offering of Class B shares in the Franklin Templeton funds approaches, in order to accommodate the situation where a Class B shareholder remains a Fund shareholder on the Eighth Anniversary, the F-T Money Fund has established of Class A shares, and the Board is recommending that shareholders approve modification of the rights and preferences of the Class B shares, to provide that the Class B shares automatically will convert to Class A shares no later than three months after a Class B shareholder’s Eighth Anniversary. This change would align the rights and preferences of the F-T Money Fund’s Class B shares with those of Other FT B Shares.

     The modifications to the rights and preferences of the F-T Money Fund’s Class B shares requires the adoption by such Class B shareholders of a resolution, setting forth such amended rights and preferences. Exhibit O to this proxy statement sets forth the proposed language of the resolution.

     All Class B shareholders of the F-T Money Fund who hold Class B shares beyond the Eighth Anniversary will have their Class B shares automatically converted into Class A shares of the F-T Money Fund, following shareholder approval. Thereafter, assuming shareholder approval, all Class B shareholders of the F-T Money Fund on their Eighth Year Anniversary will become Class A shareholders of the F-T Money Fund.

     Exchanges and conversions of Class B shares into Class A shares may be accomplished on a tax-free basis under the Code.

THE BOARD OF FRANKLIN TEMPLETON MONEY TRUST UNANIMOUSLY RECOMMENDS
APPROVAL OF PROPOSAL 7.

◆ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Investment Managers. The Investment Managers of the Funds and their addresses are listed on Exhibit P to this proxy statement. Pursuant to an investment management agreement with the Fund, the Investment Manager for a Fund (along with any sub-investment manager) manages the investment and reinvestment of that Fund’s assets. Each Investment Manager is a direct or indirect, wholly owned subsidiary of Resources.

     The Administrator. The administrator of each Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Managers. Pursuant to an administration agreement, FT Services performs certain administrative functions for each Fund.

     The Underwriter. The underwriter for the Funds is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

     The Transfer Agent. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC, [100 Fountain Parkway, St. Petersburg, Florida 33716-1205].

     The Custodians. The custodian for each Franklin Fund and Mutual Series Fund is Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286. The custodian for each Templeton Fund participating in the Meeting is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     Pending Litigation. Resources, certain of its subsidiaries and certain funds, current and former officers, employees, and directors/ trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity.

     The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in regulatory matters that were previously settled and disclosed in Resources’ public filings, including: the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing; and the SEC’s findings regarding market timing in its August 2, 2004 Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including many of the Funds, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings, where they remain pending.

     Additional information about these lawsuits is disclosed in Part I., Item 3 Legal Proceedings of Resources’ Form 10-K, as well as on Resources’ website at franklintempleton.com, under “Statement on Current Industry Issues.”

     Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     [Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.]

     Principal Shareholders. The outstanding shares and classes of the Funds as of November 30, 2006, are set forth in Exhibit Q.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund. To the knowledge of the Funds’ management, as of November 30, 2006, there were no entities, except as set forth in Exhibit R, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

     In addition, to the knowledge of the Funds’ management, as of November 30, 2006 and except as noted above under Proposal 1, no nominee or Board member of a Fund owned 1% or more of the outstanding shares of that Fund, and the Board members and officers of that Fund owned, as a group, less than 1% of the outstanding shares of that Fund.

     Contacting the Boards. If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at the Fund’s offices as follows: for the Franklin Funds, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, and, for the Templeton Funds, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

◆AUDIT COMMITTEES

     Audit Committee and Independent Registered Public Accounting Firm. Each Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing. The members of the Audit Committees for the Funds are set forth below. All of the members of the Audit Committees are Independent Board Members.

Fund(s)	Audit Committee Members

Franklin California Tax-Free Income Fund, Franklin Custodian	Harris J. Ashton
Funds, Inc. and Franklin New York Tax-Free Income Fund	Edith E. Holiday (Chairperson)
Frank A. Olson

Franklin California Tax-Free Trust	Harris J. Ashton
Edith E. Holiday
Frank W. T. LaHaye (Chairperson)
John B. Wilson

Franklin Capital Growth Fund and Franklin Gold and Precious Metals	Edith E. Holiday
Fund	Frank W. T. LaHaye (Chairperson)
Frank A. Olson
John B. Wilson

Franklin Global Trust, Franklin Real Estate Securities Trust, Franklin	Robert F. Carlson
Templeton Fund Allocator Series and Franklin Templeton Global Trust	Edith E. Holiday
Frank W. T. LaHaye (Chairperson)
John B. Wilson

Franklin High Income Trust, Franklin New York Tax-Free Trust,	Robert F. Carlson
Franklin Templeton Money Fund Trust, Institutional Fiduciary Trust	Edith E. Holiday
and The Money Market Portfolios	Frank W. T. LaHaye (Chairperson)

Franklin Investors Securities Trust and Franklin Tax-Free Trust	Edith E. Holiday
Frank W. T. LaHaye (Chairperson)
Frank A. Olson

Franklin Managed Trust and Franklin Value Investors Trust	Frank T. Crohn (Chairperson)
Burton J. Greenwald
Charles Rubens II
Leonard Rubin
Robert E. Wade

Franklin Municipal Securities Trust, Franklin Strategic Series and	Edith E. Holiday
Franklin Templeton International Trust	Frank W. T. LaHaye (Chairperson)
John B. Wilson

Franklin Strategic Mortgage Portfolio	Harris J. Ashton
Edith E. Holiday
Frank W. T. LaHaye (Chairperson)

Franklin Mutual Series Fund Inc. and Franklin Mutual Recovery Fund	Edward I. Altman
Ann Torre Bates (Chairperson)
Robert E. Wade

Templeton China World Fund, Templeton Developing Market Trust,	Frank J. Crothers
Templeton Funds, Inc., Templeton Global Smaller Companies Fund,	David W. Niemiec
Templeton Income Trust and Templeton Institutional Funds, Inc.	Frank A. Olson (Chairperson)
Constantine D. Tseretopoulos

     Selection of Auditors. The Audit Committee and the Board of each Fund, other than Franklin Managed Trust and the Mutual Series Funds, have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for its current fiscal year. The Audit Committee and the Board of Franklin Managed Trust have selected the firm of Tait, Weller & Baker LLP (“Tait Weller”) as auditors of Franklin Managed Trust for its current fiscal year. The Audit Committee and Board of each of the Mutual Series Funds have selected the firm of Ernst & Young LLP (“E&Y”) as auditors of those Funds for their current fiscal year. Representatives of PwC, E&Y and Tait Weller are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information for all Funds other than Franklin Managed Trust and the Mutual Series Funds

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before September 30, 2006) for the Funds are set forth in Exhibit S to this proxy statement.

     Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above for the last two fiscal years (ended on or before September 30, 2006).

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for audit-related services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of that Fund. There were no fees paid to PwC for these services for the twelve month periods ended September 30, 2006 and 2005.

     Tax Fees. The aggregate fees paid to PwC for tax compliance, tax advice or tax planning services (“tax services”) to the Funds for the last two fiscal years (ended on or before September 30, 2006) are set forth in Exhibit S to this proxy statement. The tax services for which these fees were paid included tax compliance.

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for tax services to be provided to the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. The aggregate fees for these tax services for the twelve month periods ended September 30, 2006 and 2005 were $3,961 and $4,955, respectively. The tax services for which these fees were paid included tax compliance and advice.

     All Other Fees. The aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, for the last two fiscal years are set forth in Exhibit S to this proxy statement. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process.

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for other services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. The aggregate fees paid to PwC for the twelve month periods ended September 30, 2006 and September 30, 2005 for such other services, including those reported above, were $175,861 and $5,835, respectively. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

     Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Funds for their last two fiscal years and to the Investment Managers or to any entity controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds for the twelve month periods ended September 30, 2006 and 2005 were $199,822 and $10,790, respectively.

     The Audit Committees of the Funds have determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Managers and to any entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds is compatible with maintaining PwC’s independence.

Audit Fee Information for Franklin Managed Trust:

     Audit Fees. The aggregate fees paid to Tait Weller for professional services rendered by Tait Weller for the audit of Franklin Managed Trust’s annual financial statements or for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2006 and September 30, 2005, for Franklin Managed Trust were $21,000 and $20,500, respectively.

     Audit-Related Fees. There were no fees paid to Tait Weller for assurance and related services by Tait Weller that are reasonably related to the performance of the audit or review of Franklin Managed Trust’s financial statements and not reported under “Audit Fees” above for the last two fiscal years ended September 30, 2006.

     In addition, the Audit Committee of Franklin Managed Trust pre-approves Tait Weller’s engagement for audit-related services with the Investment Manager for Franklin Managed Trust and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to Franklin Managed Trust, which engagements relate directly to the operations and financial reporting of Franklin Managed Trust. There were no fees paid to Tait Weller for these services for the twelve month periods ended September 30, 2006 and 2005.

     Tax Fees. Tait Weller did not render any tax services to Franklin Managed Trust for the last two fiscal years ended September 30, 2006 and September 30, 2005.

     In addition, the Audit Committee of Franklin Managed Trust pre-approves Tait Weller’s engagement for tax services to be provided to the Investment Manager to Franklin Managed Trust and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to Franklin Managed Trust, which engagements relate directly to the operations and financial reporting of Franklin Managed Trust. There were no fees paid to Tait Weller for the tax services for the twelve month periods ended September 30, 2006 and 2005.

     All Other Fees. There were no additional fees paid for products and services provided by Tait Weller to Franklin Managed Trust, other than the services reported above.

     In addition, the Audit Committee of Franklin Managed Trust pre-approves Tait Weller’s engagement for other services with the Investment Manager to Franklin Managed Trust and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to Franklin Managed Trust, which engagements relate directly to the operations and financial reporting of Franklin Managed Trust. There were no other fees paid to Tait Weller for the twelve month periods ended September 30, 2006 and September 30, 2005 for such other services.

     Aggregate Non-Audit Fees. There were no fees paid to Tait Weller for non-audit services to Franklin Managed Trust for its last two fiscal years or to the Investment Manager to Franklin Managed Trust or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to Franklin Managed Trust for the twelve month periods ended September 30, 2006 and 2005.

     The Audit Committee of Franklin Managed Trust has determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager of Franklin Managed Trust and to any entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to Franklin Managed Trust is compatible with maintaining Tait Weller’s independence.

Audit Fee Information for the Mutual Series Funds:

     Audit Fees. The aggregate fees paid to E&Y for professional services rendered by E&Y for the audit of the Mutual Series Funds’ annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before September 30, 2006) for the Mutual Series Funds are set forth in Exhibit S to this proxy statement.

     Audit-Related Fees. There were no fees paid to E&Y for assurance and related services by E&Y that are reasonably related to the performance of the audit or review of the Mutual Series Funds’ financial statements and not reported under “Audit Fees” above for the last two fiscal years (ended on or before September 30, 2006).

     In addition, the Audit Committees of the Mutual Series Funds pre-approve E&Y’s engagement for audit-related services with the Investment Manager for the Mutual Series Funds and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to the Mutual Series Funds, which engagements relate directly to the operations and financial reporting of the Mutual Series Funds. There were no fees paid to E&Y for these services for the twelve month periods ended September 30, 2006 and 2005.

     Tax Fees. E&Y did not render any tax services to any Mutual Series Fund for the last two fiscal years (ended on or before September 30, 2006).

     In addition, the Audit Committees of the Mutual Series Funds pre-approve E&Y’s engagement for tax services to be provided to the Investment Manager to the Mutual Series Funds and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to the Mutual Series Funds, which engagements relate directly to the operations and financial reporting of the Mutual Series Funds. The aggregate fees for these tax services for the twelve month periods ended September 30, 2006 and 2005 were $29,167 and $50,000, respectively. The tax services for which these fees were paid included tax compliance and advice.

     All Other Fees. There were no additional fees paid for products and services provided by E&Y to the Mutual Series Funds, other than the services reported above, for the last two fiscal years.

     In addition, the Audit Committees of the Mutual Series Funds pre-approve E&Y’s engagement for other services with the Investment Manager to the Mutual Series Funds and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to the Mutual Series Funds, which engagements relate directly to the operations and financial reporting of the Mutual Series Funds. The aggregate fees paid to E&Y for the twelve month periods ended September 30, 2006 and September 30, 2005 for such other services and not reported above were $199,802 and $0, respectively. The services for which these fees were paid included review of materials provided to the applicable Boards in connection with the investment management contract renewal process.

     Aggregate Non-Audit Fees. The aggregate fees paid to E&Y for non-audit services to the Mutual Series Funds for their last two fiscal years and to the Investment Manager to the Mutual Series Funds or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to the Mutual Series Funds for the twelve month periods ended September 30, 2006 and 2005 were $228,969 and $50,000, respectively.

     The Audit Committees of the Mutual Series Funds have determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager of the Mutual Series Funds and to any entities controlling, controlled by, or under common control with such Investment Managers that provide ongoing services to the Mutual Series Funds is compatible with maintaining E&Y’s independence.

     Audit Committee Report. The following information is required by the SEC’s rules to be provided for all closed-end funds. Of the Funds participating in the Meeting, Franklin Mutual Recovery Fund is the only closed-end fund.

     The Board of Franklin Mutual Recovery Fund has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit T to this proxy statement.

     As required by its charter, Franklin Mutual Recovery Fund’s Audit Committee reviewed the Fund’s audited financial statements and met with Fund management, as well as with E&Y, the Fund’s auditors, to discuss the financial statements.

     The Franklin Mutual Recovery Fund Audit Committee received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of E&Y regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of E&Y, E&Y’s independence, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

     Based on its review and discussions with management and Franklin Mutual Recovery Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2006 for filing with the U.S. Securities and Exchange Commission.

FRANKLIN MUTUAL RECOVERY FUND
AUDIT COMMITTEE

Edward I. Altman
Ann Torre Bates (Chair)
Robert E. Wade

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, no Audit Committee has adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC, E&Y or Tait Weller must be directly pre-approved by the applicable Audit Committee(s).

◆FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Your vote is being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds, [pro rata based upon ______]. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     MIS Corporation, a subsidiary of Automatic Data Processing, Inc. (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of $___________. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person.

     The Funds intend to pay all costs associated with the solicitation and the Meeting.

     Voting by Broker-Dealers. The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1, Election of a Board of Trustees/ Directors, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. For each Fund or series thereof, except as set forth below, holders of 40% of the outstanding shares of the Fund (or if the proposal is to be voted upon by a series thereof separately, holders of 40% of that series), present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals applicable to such Fund (or series thereof). For Franklin California Tax-Free Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Mutual Recovery Fund, Franklin Mutual Series Fund Inc., Templeton Funds, Inc., Templeton Income Trust and Templeton Institutional Funds, Inc., holders of a majority of the outstanding shares of the Fund (or if the proposal is to be voted upon by a series thereof separately, then a majority of the outstanding shares of that series), present in person or represented by proxy constitutes a quorum at the Meeting for purpose of acting upon the Proposals applicable to such Fund (or series thereof). The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     Method of Tabulation. The vote required to approve each Proposal and the effects of abstentions and broker non-votes on each Proposal is set forth in Exhibit U to this proxy statement. For the Master Portfolio, whether or not a Proposal is approved by its shareholders will be determined by reference to the shares outstanding of the various Feeder Funds. Feeder Fund shareholders who do not provide voting instructions to their Feeder Fund will not affect the Feeder Fund’s votes at the Meeting with respect to the Master Portfolio. The percentage of a Feeder Fund’s votes representing Feeder Fund shareholders not providing voting instructions will be voted by such Feeder Fund’s Board or officers in the same proportion as the Fund shareholders who provide voting instructions.

     Generally however, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote “against” a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting.

     Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of Franklin Templeton Variable Insurance Products Trust, Franklin Money Fund, Franklin Tax-Exempt Money Fund, Franklin Federal Tax-Free Income Fund and Templeton Growth Fund, Inc. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

     Adjournment. The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

     Shareholder Proposals. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of that Fund should send his or her written proposal to such Fund’s offices: for all Franklin Funds – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; for all Templeton Funds - 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary; and for all Mutual Series Funds – 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078-2702, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the applicable Fund’s governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards of Trustees/Directors,

Craig S. Tyle, Vice President

January __, 2007